Exhibit 3.1

1. Entity information Name of entity as on file with the Nevada Secretary of State : Entity or Nevada Business Identification Number (NVID) : NV20081265871 2. Restated or Amended and Restated Articles (Select one): (If amending and restating only, complete section 1, 2 and 6.) Certificate to Accompany Restated Articles or Amended and Restated Articles Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate. Amended and Restated Articles * Restated or Amended and Restated Articles must be included with this filing type. 3. Type of Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock) The undersigned declare that they constitute at least two - thirds of the following: (Check only one box) incorporators board of directors The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued amendment filing being completed: (Select only one box): (If amending, complete section 1,3,5 and 6.) Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock) The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: Officer's Statement (foreign qualified entities only) - Name in home state, if using a modified name in Nevada: Jurisdiction of formation: Changes to takes the following effect: The entity name has been amended. Dissolution The purpose of the entity has been amended. Merger The authorized shares have been amended. Conversion Other: (specify changes) * Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation. BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701 - 4201 (775) 684 - 5708 Website: www.nvsos.gov www.nvsilverflume.gov Profit Corporation: Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390) Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403) Officer's Statement (PURSUANT TO NRS 80.030) TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT This form must be accompanied by appropriate fees. page 1 of 2 Filed in the Office of Secretary of State State Of Nevada Business Number E0357342008 - 2 Filing Number 20211536478 Filed On 06/15/2021 07:59:25 AM Number of Pages 3

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4. Effective date and Time: (Optional) Date: 06/15/2021 Time: (must not be later than 90 days after the certificate is filed) 5. Information Being Changed: (Domestic corporations only) Changes to takes the following effect: The entity name has been amended . The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) The purpose of the entity has been amended. The authorized shares have been amended. The directors, managers or general partners have been amended. IRS tax language has been added. Articles have been added . Articles have been deleted Other . The articles have been amended as follows : (provide article numbers, if available) (attach additional page(s) if necessary) 6. Signature: (Required) X Peter Pizzino Officer Signature of Officer, Incorporator or Authorized Signer Title X Peter Pizzino Officer Signature of Officer, Incorporator or Authorized Signer Title *Ifanyproposedamendmentwouldalterorchangeanypreferenceoranyrelativeorotherrightgivento anyclassorseriesofoutstandingshares, thentheamendmentmustbeapprovedbythevote, inadditionto theaffirmativevoteotherwiserequired, oftheholdersofsharesrepresentingamajorityofthevotingpower ofeachclassorseriesaffectedbytheamendmentregardlesstolimitationsorrestrictionsonthevoting power thereof. Please include any required or optional information in space below: (attach additional page(s) if necessary) BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701 - 4201 (775) 684 - 5708 Website: www.nvsos.gov www.nvsilverflume.gov Profit Corporation: Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390) Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403) Officer's Statement (PURSUANT TO NRS 80.030) This form must be accompanied by appropriate fees. page 2 of 2

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ACTION BY WRITTEN CONSENT OF DIRECTORS

(Nevada Revised Statutes 78.315(2)) OF

WEARABLE HEALTH SOLUTIONS, INC.

A Nevada Corporation

The undersigned, being all of the Directors of Wearable Health Solutions, Inc., a Nevada Corporation (the "Corporation") pursuant to the Bylaws of the Corporation and the Nevada Revised Statutes, hereby consents to the following actions of the Corporation effective as of June 15, 2021.

WHEREAS, the Corporation has voted and approved the actions (the “Actions”) set forth fully herein as it deems the Actions to be in the best interests of the Corporation on a going-forward basis.

WHEREAS, The Corporation’s Directors have received and reviewed, concurrently herewith, consent to take the Actions from holders of at least 90% of the shares of Corporation stock issued and outstanding.

66%

WHEREAS, this Resolution authorizes the Corporation’s Board of Directors to take the following Actions which shall become effective immediately.

1.	INCREASE IN AUTHORIZED SHARES.

a.	RESOLVED: RESOLVED: that the Corporation is authorized to increase the authorized number of shares of stock from One Billion Two Hundred Million (1,200,000,000) shares of stock to Three Billion Twenty-Five Million (3,025,000,000) shares of which Three Billion (3,000,000,000) shares shall be shares of Common Stock.

2.	OMNIBUS RESOLUTION

a.	RESOLVED FURTHER, that the officers of the Corporation, and each of them, and such persons appointed to act on their behalf pursuant to the foregoing resolutions, are hereby authorized and directed in the name of the Corporation and on its behalf, to execute any additional certificates (including any officer's certificates), agreements, instruments or documents, or any amendments or supplements thereto, or to do or to cause to be done any and all other acts as they shall deem necessary, appropriate or in furtherance of the full effectuation of the purposes of each of the foregoing resolutions.

This Unanimous Written Consent of the Board of Directors of Wearable Health Solutions, Inc. may be executed in any number of counterparts and each of such counterparts shall for all purposes constitute one Written Consent, notwithstanding that all directors are not signatories to the same counterpart, effective as of the date first written above. This Unanimous Written Consent may be executed by facsimile and such facsimile copy shall be conclusive evidence of the consent and ratification of the matters contained herein by the undersigned director.

Dated: June 15, 2021	/s/ Harryson Mittler
Harrysen Mittler - Director

/s/ Peter Pizzino
Peter Pizzino - Director

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090204

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

Filed in the Office of	Business Number
Barbara K. Cegavske	E0357342008-2
	Filing Number
	20180540283-43
Secretary of State	Filed On
State Of Nevada	12/17/2018
	Number of Pages
	1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of corporation:

Wearable Health Solutions, Inc.

BE IT RESOLVED, that the Corporation is hereby authorized to amend its Articles of Incorporation to the affect of a 1 for 100 reverse stock split.

4. Effective date and time of filing: (optional) Date: 11-29-18 Time: 4:52pm

5. Signature: (required)

X [signature]

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Amend Profit-After
Revised: 1-5-15

Filed in the Office of Secretary of State State Of Nevada Business Number E0357342008 - 2 Filing Number 20180540283 - 43 Filed On 12/17/2018 Number of Pages 1

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150103

Filed in the Office of	Business Number E0357342008-2
Barbara K. Cegavske	Filing Number 20180471055-13
Secretary of State State Of Nevada	Filed On 10/30/2018
	Number of Pages 1

Certificate of Designation

(PURSUANT TO NRS 78.1955)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Designation For Nevada Profit Corporations (Pursuant to NRS 78.1955)

1. Name of corporation:

Wearable Health Solutions Inc. (NV20081265871)

2. By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.

The Board of Directors deem it to be in the Company's best interest for the Company to issue 4,000,000 shares of the current Authorized Preferred Shares of the Company, as a Class E. Series Preferred Shares. Said Class E. Series Preferred Shares shall be convertible 1:100 "post conversion" equaling 400,000,000 Common "the Control Shares". Furthermore, said Class E. Series Preferred Shares shall have 1:10,000 Super Voting Rights, and shall remain the only Preferred Shares with Super Voting Rights.,Par Value .0001

3. Effective date of filing: (optional) 10/30/2018

4. Signature: (required)

X [signature]

Signature of Officer

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Stock Designation
Revised: 1-5-15

Filed in the Office of Secretary of State State Of Nevada Business Number E0357342008 - 2 Filing Number 20180471055 - 13 Filed On 10/30/2018 Number of Pages 1

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Filed in the Office of Secretary of State State Of Nevada Business Number E0357342008 - 2 Filing Number 20180435141 - 09 Filed On 10/02/2018 Number of Pages 1

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150303

Amendment to Certificate of Designation After Issuance of Class or Series

(PURSUANT TO NRS 78.1955)

Filed in the Office of	Business Number E0357342008-2
Barbara K. Cegavske (signature)	Filing Number 20160281264-72
Secretary of State State Of Nevada	Filed On 06/23/2016
	Number of Pages 4

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Certificate of Designation For Nevada Profit Corporations

(Pursuant to NRS 78.1955 - After Issuance of Class or Series)

1. Name of corporation:

Wearable Health Solutions, Inc.

2. Stockholder approval pursuant to statute has been obtained.

3. The class or series of stock being amended:

Series D

4. By a resolution adopted by the board of directors, the certificate of designation is being amended as follows or the new class or series is:

SEE ATTACHED

5. Effective date of filing: (optional)

6. Signature: (required)

X [signature]

Signature of Officer

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State NRS Amend Designation - After
Revised: 1-5-15

Filed in the Office of Secretary of State State Of Nevada Business Number E0357342008 - 2 Filing Number 20160281264 - 72 Filed On 06/23/2016 Number of Pages 4

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WEARABLE HEALTH SOLUTIONS, INC.

CERTIFICATE OF DESIGNATION OF PREFERENCES,

RIGHTS AND LIMITATIONS

OF

SERIES D CONVERTIBLE PREFERRED STOCK

PURSUANT TO SECTION 78 OF THE

NEVADA REVISED STATUTES

The undersigned, Chief Executive Officer of Wearable Health Solutions, Inc., a Nevada corporation (the "Corporation") DOES HEREBY CERTIFY that the following resolutions were duly adopted by the Board of Directors ofthe Corporation by unanimous written consent on June 23, 2016;

WHEREAS, the Board of Directors is authorized within the !imitations and restrictions stated in the Articles of Incorporation of the Corporation, as amended (the “Articles”), to provide by resolution or resolutions for the issuance of shares of Preferred Stock, par value $0.0001 per share, of the Corporation, in such series and with such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions as the Corporation's Board of Directors shall fix by resolution or resolutions providing for the issuance thereof duly adopted by the Board of Directors; and

WHEREAS, it is the desire of the Board of Directors, pursuant to its authority as aforesaid, to authorize and fix the terms of a series of Preferred Stock and the number of shares constituting such series.

NOW, THEREFORE, BE IT RESOLVED:

Section 1. Designation and Authorized Shares. The Corporation shall be authorized to issue 500,000 shares of Series D Preferred Stock, par value $0.0001 per share (the "Series D Preferred Stock").

Section 2. Stated Value. Each share of Series D Preferred Stock shall have a stated value of one-ten thousandth ($0.000 I) of one cent (the "Stated Value").

Section 3. Liquidation.

(a)  Upon the liquidation, dissolution or winding up of the business of the Corporation, whether voluntary or involuntary, each holder of Series D Preferred Stock shall be entitled to receive, for each share thereof, out of assets of the Corporation legally available therefor, a preferential amount in cash equal to (and not more than) the $.10 per share. All preferential amounts to be paid to the holders of Series D Preferred Stock in connection with such liquidation, dissolution or winding up shall be paid before the payment or setting apart for payment of any amount for, or the distribution of any assets of the Corporation to the holders of {i) any other class or series of capital stock whose terms expressly provide that the holders of Series D Preferred Stock should receive preferential payment with respect to such distribution (to the extent of such preference) and (ii) the Corporation's common stock (the "Common Stock"). If upon any such distribution the assets of the Corporation shall be insufficient to pay the holders of the outstanding shares of Series D Preferred Stock (or the holders of any class or series of capital stock ranking on a parity with the Series D Preferred Stock as to distributions in the event ofa liquidation, dissolution or winding up of the Corporation) the full amounts to which they shall be entitled, such holders shall share ratably in any distribution of assets in accordance with the sums which would be payable on such distribution if all sums payable thereon were paid in full.

(b)  Any distribution in connection with the liquidation, dissolution or winding up of the Corporation, or any bankruptcy or insolvency proceeding, shall be made in cash to the extent possible. Whenever any such distribution shall be paid in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Board of Directors of the Corporation.

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Section 4. Conversion.

(a) Conversion Right. Each holder of Series D Preferred Stock may, from time to time, convert any or all of such holder's shares of Series D Preferred Stock into fully paid and non-assessable shares of Common Stock in an amount equal to one hundred shares of Common Stock for each one share of Series D Preferred Stock surrendered (the "Converted Common Stock'').

(b)  Conversion Procedure. In order to exercise lhe conversion privilege under this Section 4, the holder of any shares of Series D Preferred Stock to be converted shall give written notice to the Corporation at its principal office that such holder elects lo convert such shares of Series D Preferred Stock or a specified portion thereof into shares of Common Stock as set forth in such notice. At such time as the certificate or certificates representing the Series D Preferred Stock which has been converted are surrendered to the Corporation, -the Corporation shall issue and deliver a certificate or certificates representing the number of shares of Common Stock determined pursuant to this Section 4. In case of conversion of only a part of the shares of Series D Preferred Stock represented by a certificate surrendered to the Corporation, the Corporation shall issue and deliver a new certificate for the number of shares of Series D Preferred Stock which l1ave not been converted. Until such time as the certificate or certificates representing Series D Preferred Stock which has been converted are surrendered to the Corporation and a certificate or certificates representing the Common Stock into which such Series D Preferred Stock has been converted have been issued and delivered, the certificate or certificates representing the Series D Preferred Stock which have been converted shall represent the shares of Common Stock into which such shares of Series D Preferred Stock have been converted. The Corporation shall pay all documentary, stamp or similar issue or transfer tax due on the issue of shares of Common Stock issuable upon conversion of the Series D Preferred Stock.

(c) Maximum Conversion. Notwithstanding anything to the contrary contained herein and subject to Section 4(d), a holder of shares of Series D Preferred Stock shall not be entitled to convert shares of Series D Preferred Stock if upon such conversion the number of shares of Common Stock to be received, together with the number of shares of Common Stock beneficially owned by the bolder and its affiliates on the conversion date, would result in beneficial ownership by the holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock of the Corporation on such conversion date (the "Beneficial Ownership Limitation"). For the purposes of the provision in the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d·3 thereunder. The holder shall have the authority and obligation to determine whether the restriction contained in this Section 4(c) will limit any conversion hereunder and to the extent that the holder determines that the limitation contained in this Section applies, the determination of the number of shares of Series D Preferred Stock that are convertible shall be the responsibility and obligation of the holder. By written notice to the Company, any Holder may increase or decrease the Beneficial Ownership Limitation to any other percentage not in excess of 9.99% specified in such notice; provided that (i) any such increase will not be effective until the 61st day after such notice is delivered to the Company, and (ii) any such increase or decrease will apply only to such Holder sending such notice and not to any other Holder.

(d) Waiver of Beneficial Ownership Limitation. If the holder was a party to that certain Securities Purchase Agreement by and between the Corporation and certain investors dated as of March l, 2016, March 3, 2016 or June 2, 2016, the holder shall be entitled to, at its option, waive the Beneficial Ownership Limitation upon written notice to the Corporation pursuant to Section 5(o) of the Securities Purchase Agreement

Section 5. Voting.

(a) Except as otherwise required by law or the conversion limitations of Section 4(c), the holders of shares of Series D Preferred Stock shall vote rights unless such matters directly affect the Series D Preferred Stock and in such event the holders of Series D of Series D Preferred Stock shall vote.

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Section 6. Other Provisions. The Corporation and its transfer agent, if any, for the Series D Preferred Stock may deem and treat the record holder of any shares of Series D Preferred Stock and, upon conversion of the Series D Preferred Stock, the Converted Common Stock, as reflected on the books and records of the Corporation as the sole true and lawful owner thereof for all purposes, and neither the Corporation nor any such transfer agent shall be affected by any notice to the contrary.

Section 7. Restriction and Limitations. Except as expressly provided herein or as required by law, so long as any shares of Series D Preferred Stock remain outstanding, the Corporation shall not, without the vote or written consent of the holders of at least a majority of the then outstanding shares of the Series D Preferred Stock. take any action which would adversely and materially affect any of the preferences, limitations or relative rights of the Series D Preferred Stock. including without limitation:

(A) Reduce the amount payable to the holders of Series D Preferred Stock upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, or change the relative seniority of the liquidation preferences of the holders of Series D Preferred Stock to the rights upon liquidation of the holders of any other capital stock in the Corporation; or

(B) Cancel or modify adversely and materially the voting rights as provided in Section 5 herein.

Section 8. Certain Adjustments.

(a)  Stock Dividends and Stock Splits. If the Corporation, at any time while the Series D Preferred Stock is outstanding: (A) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation pursuant to the Series D Preferred Stock), (B) subdivide outstanding shares of Common Stock into a larger number of shares, (C) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issue by reclassification of shares of the Common Stock any shares of capital stock of the Corpo:ration.s, each share of Series D Preferred Stock shall receive such consideration as if such number of shares of Series D Preferred Stock had been, immediately prior to such foregoing dividend, distnliution, subdivision, combination or reclassification, the holder of one share of Common Stock. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distnlmtion and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

(b) Fundamental Transaction. If, at any time while the Series D Preferred Stock is outstanding, (A) the Corporation effects any merger or consolidation of the Corporation with or into another Person, (B) the Corporation effects any sale of all or substantially all of its assets in one transaction or a series of related transactions, (C) any tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Corporation effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a "Fundamental Transaction''), then, upon any subsequent conversion of this Series D Preferred Stock, the holders of the Series D Preferred Stock shall have the right to receive, for each share of Common Stock that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been immediately prior to such Fundamental Transaction, the holder of one share of Common Stock. For purposes hereof, "Person" shall mean any individual, entity or group within the meaning of Section 13(d)(J) or Section 14(d)(2) of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, the undersigned have executed this Certificate of Designation this 23rd day of June, 2016.

WEARABLE HEALTH SOLUTION, INC.

By: /s/ Ronnie Adams
Chief Executive Officer

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150303

Filed in the Office of	Business Number E0357342008-2
Barbara K. Cegavske	Filing Number 20160250971-83
Secretary of State State Of Nevada	Filed On 06/02/2016
	Number of Pages 4

Amendment to Certificate of Designation After Issuance of Class or Series

(PURSUANT TO NRS 78.1955)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Certificate of Designation For Nevada Profit Corporations (Pursuant to NRS 78.1955 - After Issuance of Class or Series)

1. Name of corporation:

Wearable Health Solutions, Inc.

2. Stockholder approval pursuant to statute has been obtained.

3. The class or series of stock being amended:

Series D Preferred Stock

4. By a resolution adopted by the board of directors, the certificate of designation is being amended as follows or the new class or series is:

SEE ATTACHED

5. Effective date of filing: (optional)

6. Signature: (required)

X ______________________

Signature of Officer

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State NRS Amend Designation - After
Revised: 1-5-15

Filed in the Office of Secretary of State State Of Nevada Business Number E0357342008 - 2 Filing Number 20160250971 - 83 Filed On 06/02/2016 Number of Pages 4

11

WEARABLE HEALTH SOLUTIONS, INC.

CERTIFICATE OF DESIGNATION OF PREFERENCES,

RIGHTS AND LIMITATIONS

OF

SERIES D CONVERTIBLE PREFERRED STOCK

PURSUANT TO SECTION 78 OF THE

NEVADA REVISED STATUTES

The undersigned, Chief Executive Officer of Wearable Health Solutions, Inc., a Nevada corporation (the "Corporation'') DOES HEREBY CERTIFY that the following resolutions were duly adopted by the Board of Directors of the Corporation by unanimous written consent on June 1, 2016;

WHEREAS, the Board of Directors is authorized within the limitations and restrictions stated in the Articles of Incorporation of the Corporation, as amended (the ''Articles"), to provide by resolution or resolutions for the issuance of shares of Preferred Stock, par value $0.0001 per share, of the Corporation, in such series and with such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions as the Corporation's Board of Directors shall fix by resolution or resolutions providing for the issuance thereof duly adopted by the Board of Directors; and

WHEREAS, it is the desire of the Board of Directors, pursuant to its authority as aforesaid, to authorize and fix the terms of a series of Preferred Stock and the number of shares constituting such series.

NOW, THEREFORE, BE IT RESOLVED:

Section 1. Designation and Authorized Shares. The Corporation shall be authorized to issue 500,000 shares of Series D Preferred Stock, par value $0.0001 per share (the "Series D Preferred Stock").

Section 2. Stated Value. Each share of Series D Preferred Stock shall have a stated value of one-ten thousandth ($0.0001) of one cent (the "Stated Value").

Section 3. Liquidation.

(a)  Upon the liquidation, dissolution or winding up of the business of the Corporation, whether voluntary or involuntary, each holder of Series D Preferred Stock shall be entitled to receive, for each share thereof, out of assets of the Corporation legally available therefor, a preferential amount in cash equal lo (and not more than) the $.10 per share, All preferential amounts to be paid to the holders of Series D Preferred Stock in connection with such liquidation, dissolution or winding up shall be paid before the payment or setting apart for payment of any amount for, or the distribution of any assets of the Corporation to the holders of (i) any other class or series of capital stock whose terms expressly provide that the holders of Series D Preferred Stock should receive preferential payment with respect to such distribution (to the extent of such preference) and (ii) the Corporation's common stock (the "Common Stock"). If upon any such distribution the assets of the Corporation shall be insufficient to pay the holders of the outstanding shares of Series D Preferred Stock (or the holders of any class or series of capital stock ranking on a parity with the Series D Preferred Stock as to distributions in the event of a liquidation, dissolution or winding up of the Corporation) the full amounts to which they shall be entitled, such holders shall share ratably in any distribution of assets in accordance with the sums which would be payable on such distribution if all sums payable thereon were paid in full.

(b)  Any distribution in connection with the liquidation, dissolution or winding up of the Corporation, or any bankruptcy or insolvency proceeding, shall be made in cash to the extent possible. Whenever any such distribution shall be paid in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Board of Directors of the Corporation.

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Section 4. Conversion.

(a) Conversion Right. Each holder of Series D Preferred Stock may, from time to time, convert any or all of such holder's shares of Series D Preferred Stock into fully paid and non-assessable shares of Common Stock in an amount equal to ten shares of Common Stock for each one share of Series D Preferred Stock surrendered (the "Converted Common Stock'').

(b)  Conversion Procedure. In order to exercise the conversion privilege under this Section 4, the holder of any shares of Series D Preferred Stock to be converted shall give written notice to the Corporation at its principal office that such holder elects to convert such shares of Series D Preferred Stock or a specified portion thereof into shares of Common Stock as set forth in such notice. At such time as the certificate or certificates representing the Series D Preferred Stock which has been converted are surrendered to the Corporation, the Corporation shall issue and deliver a certificate or certificates representing the number of shares of Common Stock determined pursuant to this Section 4. In case of conversion of only a part of the shares of Series D Preferred Stock represented by a certificate surrendered to the Corporation, the Corporation shall issue and deliver a new certificate for the number of shares of Series D Preferred Stock which. have not been converted. Until such time as the certificate or certificates representing Series D Preferred Stock which has been converted are surrendered to the Corporation and a certificate or certificates representing the Common Stock into which such Series D Preferred Stock has been converted have been issued and delivered, the certificate or certificates representing the Series D Preferred Stock which have been convened shall represent the shares of Common Stock into which such shares of Series D Preferred Stock have been converted. The Corporation shall pay all documentary, stamp or similar issue or transfer tax due on the issue of shares of Common Stock issuable upon conversion of the Series D Preferred Stock.

(c) Maximum Conversion. Notwithstanding anything to the contrary contained herein and subject to Section 4(d), a holder of shares of Series D Preferred Stock shall not be entitled to convert shares of Series D Preferred Stock if upon such conversion the number of shares of Common Stock to be received, together with the number of shares of Common Stock beneficially owned by the holder and its affiliates on the conversion date, would result in beneficial ownership by the holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock of the Corporation on such conversion date (the "Beneficial Ownership Limitation"). For the purposes of the provision in the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder. The holder shall have the authority and obligation to determine whether the restriction contained in this Section 4(c) will limit any conversion hereunder and to the extent that the holder determines that the limitation contained in this Section applies, the determination of the number of shares of Series D Preferred Stock that are convertible shall be the responsibility and obligation of the holder. By written notice to the Company, any Holder may increase or decrease the Beneficial Ownership Limitation to any other percentage not in excess of 9.99% specified in such notice; provided that (i) any such increase will not be effective until the 61st day after such notice is delivered to the Company, and (ii) any such increase or decrease will apply only to such Holder sending such notice and not to any other Holder.

(d) Waiver of Beneficial Ownership Limitation. if the holder was a party to that certain Securities Purchase Agreement by and between the Corporation and certain investors dated as of June 2, 2016, the holder shall be entitled to, at its option, waive the Beneficial Ownership Limitation upon written notice to the Corporation pursuant to Section 5(o) of the Securities Purchase Agreement.

Section 5. Voting.

(a) Except as otherwise required by law or the conversion limitations of Section 4(c), the holders of shares of Series D Preferred Stock shall vote rights unless such matters directly affect the Series D Preferred Stock and in such event the holders of Series D of Series D Preferred Stock shall vote.

Section 6. Other Provisions. The Corporation and its transfer agent, if any, for the Series D Preferred Stock may deem and treat the record holder of any shares of Series D Preferred Stock and, upon conversion of the Series D Preferred Stock, the Converted Common Stock, as reflected on the books and records of the Corporation as the sole true and lawful owner thereof for all purposes, and neither the Corporation nor any such transfer agent shall be affected by any notice to the contrary.

13

Section 7. Restriction and Limitations. Except as expressly provided herein or as required by law, so long as any shares of Series D Preferred Stock remain outstanding, the Corporation shall not, without the vote or written consent of the holders of at least a majority of the then outstanding shares of the Series D Preferred Stock, take any action which would adversely and materially affect any of the preferences, limitations or relative rights of the Series D Preferred Stock, including without limitation:

(A) Reduce the amount payable to the holders of Series D Preferred Stock upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, or change the relative seniority of the liquidation preferences of the holders of Series D Preferred Stock to the rights upon liquidation of the holders of any other capital stock in the Corporation; or

(B) Cancel or modify adversely and materially the voting rights as provided in Section 5 herein.

Section 8. Certain Adjustments.

(a) Stock Dividends and Stock Splits. If the Corporation, at any time while the Series D Preferred Stock is outstanding: (A) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation pursuant to the Series D Preferred Stock), (B) subdivide outstanding shares of Common Stock into a larger number of shares, (C) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D)  issue by reclassification of shares of the Common Stock any shares of capital stock of the Corporations, each share of Series D Preferred Stock shall receive such consideration es if such number of shares of Series D Preferred Stock had been, immediately prior to such foregoing dividend, distribution. subdivision, combination or reclassification, the holder of one share of Common Stock, Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

(b)  Fundamental Transaction. If, at any time while the Series D Preferred Stock is outstanding, (A) the Corporation effects any merger or consolidation of the Corporation with or into another Person, (B) the Corporation effects any sale of all or substantially all of its assets in one transaction or a series of related transactions, (C) any tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which holders of Common Stock are permitted lo tender or exchange their shares for other securities, cash or property, or (D) the Corporation effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a "Fundamental Transaction"), then, upon any subsequent conversion of this Series D Preferred Stock, the holders of the Series D Preferred Stock shall have the right to receive, for each share of Common Stock that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled lo receive upon the occurrence of such Fundamental Transaction if it had been immediately prior to such Fundamental Transaction, the holder of one share of Common Stock. For purposes hereof, "Person'' shall mean any individual, entity or group within the meaning of Section 13(d)(3) or Section l 4(d)(2) of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, the undersigned have executed this Certificate of Designation this 1st day of June, 2016.

WEARABLE HEALTH SOLUTION, INC.

By: /s/ Ronnie Adams
Chief Executive Officer

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090503

(PURSUANT TO NRS)

Filed in the Office of	Business Number E0357342008-2
Barbara K. Cegavske	Filing Number 20160237041-56
Secretary of State State Of Nevada	Filed On 05/26/2016
	Number of Pages 22

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

This Form is to Accompany Restated Articles or Amended and Restated Articles of Incorporation

(Pursuant to NRS 78.403, 82.371, 86.221, 87A, 88.355 or 88A.250)

(This form is also to be used to accompany Restated Articles or Amended and Restated Articles for Limited-Liability Companies, Certificates of Limited Partnership, Limited-Liability Limited Partnerships and Business Trusts)

1. Name of Nevada entity as last recorded in this office:

Medical Alarm Concepts Holding, Inc.

2. The articles are: (mark only one box) ☐ **Restated** ☒ **Amended and Restated**

Please entitle your attached articles "Restated" or "Amended and Restated," accordingly.

3. Indicate what changes have been made by checking the appropriate box:*

☒ The entity name has been amended.

☐ The purpose of the entity has been amended.

☐ The authorized shares have been amended.

☐ The directors, managers or general partners have been amended.

☐ IRS tax language has been added.

☐ Articles have been added.

☐ Articles have been deleted.

4. Effective date and time of filing: (optional) Date: May 31, 2016 Time: 9:30 AM
(must not be later than 90 days after the certificate is filed)

* This form is to accompany Restated Articles or Amended and Restated Articles which contain newly altered or amended articles. The Restated Articles must contain all of the requirements as set forth in the statutes for amending or altering the articles for certificates.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Restated Articles
Revised: 1-5-15

Filed in the Office of Secretary of State State Of Nevada Business Number E0357342008 - 2 Filing Number 20160237041 - 56 Filed On 05/26/2016 Number of Pages 22

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AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

MEDICAL ALARM CONCEPTS HOLDING, INC.,

A Nevada Corporation

ARTICLE I

NAME

The name of the corporation is Wearable Health Solutions, Inc. (the "Corporation").

ARTICLE II

RESIDENT AGENT AND REGISTERED OFFICE

The registered agent for this Corporation shall be National Registered Agents, Inc. The registered office of the Corporation is located at 701 S. Carson Street, Suite 200, Carson City, Nevada 89701 .

ARTICLE III

CAPITAL STOCK

3.01 Authorized Capital Stock. The total number of shares of stock this Corporation is authorized to issue shall be four hundred ten million (410,000,000) shares. This stock shall be divided into two classes to be designated as "Common Stock" and "Preferred Stock."

3.02 Common Stock The total number of authorized shares or Common Stock shall be four hundred million (400.000,000) shares with par value of $0.0001 per share.

3.03 Preferred Stock. The total number of authorized shares of Preferred Stock shall be ten million (10,000,000) shares with par value of $0.0001 per share. 100,000 shares of preferred stock shall be designated Series A, attached hereto as Exhibit A, 62,500 shares of preferred stock shall be designated Series B, attached hereto as Exhibit B, 6,944,445 shares of preferred stock shall be designated Series C, attached hereto as Exhibit C and 400,000 shares of preferred stock shall be designated Series D, attached hereto as Exhibit D.

The board of directors shall have the authority to authorize the issuance of the Preferred Stock from time to time in one or more classes or series, and to state in the resolution or resolutions from time to time adopted providing for the issuance thereof the following:

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(a)      Whether or not the class or series shall have voting rights, full or limited, the nature and qualifications, limitations and restrictions on those rights, or whether the class or series will be without voting rights;

(b)      The number of shares to constitute the class or series and the designation thereof;

(c)      The preferences and relative, participating, optional or other special rights, if any, and the qualifications, limitations, or restrictions thereof, if any, with respect to any class or series;

(d)      Whether or not the shares of any class or series shall be redeemable and if redeemable, the redemption price or prices, and the time or times at which, and the terms and conditions upon which, such shares shall be redeemable and the manner of redemption;

(c) Whether or not the shares of a class or series shall be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement, and if such retirement or sinking funds be established, the amount and the terms and provisions thereof;

(f)         The dividend rate, whether dividends are payable in cash, stock of the Corporation, or other property, the conditions upon which and the times when such dividends are payable, the preference to or the relation to the payment of dividends payable on any other class or classes or series of stock, whether or not such dividend shall be cumulative or noncumulative, and if cumulative, the date or dates from which such dividends shall accumulate;

(g)       The preferences, if any, and the amounts thereof which the holders of any class or series thereof arc entitled to receive upon the voluntary or involuntary dissolution of, or upon any distribution of assets of, the Corporation;

(h)       Whether or not the shares of any class or series are convertible into, or exchangeable for, the shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Corporation and the conversion price or prices or ratio or ratios or the rate or rates at which such exchange may be made, with such adjustments, if any, as shall be stated and expressed or provided for in such resolution or resolutions; and

(i)         Such other rights and provisions with respect to any class or series as may to the board of directors seem advisable.

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The shares of each class or series of the Preferred Stock may vary from the shares of any other class or series thereof in any respect. The Board of Directors may increase the number of shares of the Preferred Stock designated for any existing class or series by a resolution adding to such class or series authorized and unissued shares of the Preferred Stock not designated for any existing class or series of the Preferred Stock and the shares so subtracted shall become authorized, unissued and undesignated shares of the Preferred Stock. If shares or series of stock established by a resolution of the Board of Directors have been issued, the designation of the class or series, the number of the class or series and the voting powers, designations, preferences, limitations, restrictions and relative rights of the class or series may be amended solely by a resolution of the Board of Directors.

ARTICLE IV

DIRECTORS

The number of directors comprising the board of directors shall be fixed and may be increased or decreased from time to time in the manner provided in the bylaws of the Corporation, except that at no time shall there be less than one director.

ARTICLE V

PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under Nevada Revised Statutes ("NRS").

ARTICLE VI

DIRECTORS' AND OFFICERS' LIABILITY

The individual liability of the directors and officers of the Corporation is hereby eliminated to the fullest extent permitted by the NRS, as the same may be amended and supplemented. Any repeal or modification of this Article by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director or officer of the Corporation for acts or omissions prior to such repeal or modification.

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ARTICLE VII

INDEMNITY

Every person who was or is a party to, or is threatened to be made a party to, or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he, or a person of whom he is the legal representative, is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the laws of the State of Nevada from time to time against all expenses, liability and loss (including attorneys' fees, judgments, fines and amounts paid or to be paid in settlement) reasonably incurred or suffered by him in connection therewith. Such right of indemnification shall be a contract right which may be enforced in any manner desired by such person. The expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the Corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the Corporation. Such right of indemnification shall not be exclusive of any other right which such directors, officers or representatives may have or hereafter acquire, and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any bylaw, agreement, vote of stockholders, provision of law, or otherwise, as well as their rights under this Article.

Without limiting the application of the foregoing, the board of directors may adopt bylaws from time to time with respect to indemnification, to provide at all times the fullest indemnification permitted by the laws of the State of Nevada, and may cause the Corporation to purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprises against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the Corporation would have the power to indemnify such person.

The indemnification provided in this Article shall continue as to a person who has ceased to be a director, officer, employee or agent, and shall inure to the benefit of the heirs, executors and administrators of such person.

Dated: May 25, 2016	/s/ Ronald Adams
Ronald Adams, CEO

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FORM

of

CERTIFICATE OF DESIGNATION

of

SERIES A CONVERTIBLE PREFERRED STOCK

of

MEDICAL ALARM CONCEPTS HOLDINGS, INC.

Medical Alarm Concepts Holdings, Inc., a corporation organized and existing under the Business Organization Laws of the State of Nevada. (hereinafter called the "Corporation"), hereby certifies that the following resolution was adopted by the Board of Directors of the Corporation as required by Nevada Corporate law at a meeting duly called and held on July 18, 2008;

RESOLVED: that pursuant to the authority granted to the Board of Directors of this Corporation ("hereinafter called the "Board of Directors" or the "Board") in accordance with the provisions of the Certificate of Incorporation, the Board of Directors hereby designates specific attributes to its series of Preferred Stock, par value $0.0001 per share, of the Corporation, (The "Preferred Stock"), and hereby states the designation and number of shares, fixes the relative rights and preferences, and limitations thereof as follows:

Series A Convertible Preferred Stock:

Section 1. Designation and Amount:

The shares of such series shall be designated as “Series A Convertible Preferred Stock (the "Series A Preferred Stock") and the number of shares constituting the Series A Preferred Stock shall be Fifty Million 50,000,000 shares.

Section 2. Voting Rights;

The holders of Series A Preferred Stock shall have no voting rights.

Section 3. Right to Convert:

At any time on or after the Issuance Date, the holder of any such shares of Series A Convertible Preferred Stock may, at such holder's option, elect to convert (a "Conversion") all or any portion of the shares of Series A Preferred Stock held by such person into a number of fully paid and non-assessable shares of Common Stock on a 1:1 basis, provided however that any conversion of preferred shares would not cause the holder to own in the aggregate more than 4.99% of the issued and outstanding common stock of the Company. In the event of a liquidation, dissolution or winding up of the Company, the Conversion Rights shall terminate at the close of business on the last full day preceding the date fixed for the payment of any such amounts distributable on such event to the holders of Series A Preferred Stock. In the event of such a redemption or liquidation, dissolution or winding up, the Company shall provide to each holder of shares of Series A Preferred Stock notice of such redemption or liquidation. dissolution or winding up, which notice shall (i) be sent at least fifteen (15) days prior to the termination of the Conversion Rights (or, if the Company obtains lesser notice thereof, then as promptly as possible after the date that it has obtained notice thereof) and (ii) state the amount per share of Series A Preferred Stock that will be paid or distributed on such redemption or liquidation, dissolution or winding up, as the case may be.

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Section 5. Liquidation, Dissolution or Winding Up:

Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (1) to the holders of the shares or stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto the holders of shares of Series A Preferred Stock shall have Received $100 per share, plus an amount equal to accrued and unpaid dividends end distribution thereon, whether or not declared, to the date of such payment. provided that the holders of shares of Series A Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment herein set forth, equal to 10 times the aggregate to be distributed per share to the holders of shares of Common Stock or (2) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred stock and all such parity stock in the proportion to the total amount to which the holders of all such shares are entitled upon liquidation, dissolution or winding up.

Section 6. Consolidation, Merger, etc.:

In case the Corporation shall enter Into any consolidation, merger, combination or other transaction. in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash, and/or any other property, then in such case each share of Series A Preferred stock shall at the same time be similarly exchanged into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount of stock, securities and/or other property(payable in kind) as the case may be into which or for which each share, of Common Stock is changed or Exchanged.

Section 7. No Redemption:

The shares of Series A Preferred Stock shall not be redeemable.

Section 8. Rank:

The Series A Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, senior to all series of any other class of the Corporation’s Preferred and Common stock.

Section 9. Amendment:

The Certificate of Incorporation shall not be amended in any manner which would materially alter or change the powers, or preferences special rights of the Series A Preferred stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock, voting together as a single class.

IN WITNESS WHEREOF. This Certificate of Designation is executed on behalf of the Corporation by its Chairman of the Board and attested by its Secretary this 18th day of July, 2008.

/s/ Howard Teicher
HOWARD TEICHER

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CERTIFICATE OF DESIGNATIONS,

PREFERENCES, RIGHTS AND LIMITATIONS

OF

SERIES B CONVERTIBLE PREFERRED STOCK

1.      Designation. The designation of the series of preferred stock created hereby shall be "Series B Preferred Stock" (the "Series B Preferred") and the number of shares constituting the Series B Preferred shall be 50,000,000 shares, par value $0.0001 per share.

2, Redemption: Liquidation Preference. The Series B Preferred shall, in respect of the right to participate in distributions or payments in the event of any liquidation, dissolution or winding up, voluntary or involuntary, of the Company (a "Liquidation Event”), rank (a) senior to the Company's common stock, par value $0.0001 per share (the "Common Stock"), and to any other class or series of stock issued by the Company not designated as ranking senior to or pari passu with the Series B Preferred in respect of the right to participate in distributions or payments upon a Liquidation Event (the "Junior Stock"); and (b) pari passu with any other class or series of stock of the Company, the terms of which specifically provide that such class or series shall rank pari passu with the Series B Preferred in respect of the right to participate in distributions or payments upon a Liquidation Event. No shares of Series B Preferred may be redeemed by the Company without the express written consent of each holder of such shares (all references herein to "holder" or "Holder" meaning a holder of shares of Series B Preferred Stock, unless otherwise specified), provided or withheld in such holder's sole discretion. In the event of the liquidation, dissolution or winding up of the affairs of the Company, whether voluntary or involuntary, the holders of shares of Series B Preferred then outstanding shall be entitled to receive, out of the assets of the Company available for distribution to its stockholders, an amount equal to $0.02 per share (such amount, the "Liquidation Preference Amount") before any payment shall be made or any assets distributed to the holders of the Common Stock or Junior Stock. In the event of such a liquidation, dissolution or winding up, the Company shall provide to each holder of shares of the Series B Preferred notice of such liquidation, dissolution or winding up, which notice shall (i) be sent at least fifteen (15) days prior to the termination of the Conversion Rights (or, if the Company obtains lesser notice thereof, then as promptly as possible after the date that it has obtained notice thereof) and (ii) state the amount per-share of the Series B Preferred that will be paid or distributed on such liquidation, dissolution or winding up, as the case may be. If the assets of the Company shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the Holders shall be distributed among the Holders ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full. In the event the assets of the Company available for distribution to the holders of shares of Series B Preferred upon the occurrence of a Liquidation Event shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to this Section 2, no such distribution shall be made on account of any shares of any other class or series of capital stock of the Company ranking on a parity with the shares of Series B Preferred upon the occurrence of such Liquidation Event unless proportionate distributive amounts shall be paid on account of the shares of Series B Preferred, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon the occurrence of such Liquidation Event. At the election of a Holder made by written notice delivered to the Company at least two (2) business days prior to the effective date of the subject transaction, as to the shares of Series B Preferred Stock held by such Holder, a Reorganization shall be treated as a Liquidation Event as to such Holder.

3.     Dividends. The Series B Preferred will not be entitled to dividends unless the Company pays dividends, in cash or other property, to holders of outstanding shares of Common Stock, in which event each outstanding share of the Series B Preferred will be entitled to receive dividends of cash or property, out of any assets legally available therefor, in an amount or value equal to the amount of dividends, per share of Series B Preferred, as would have been payable on the number of shares of Common Stock into which each share of the Series B Preferred would be convertible, if such shares of the Series B Preferred had been converted to Common Stock as of the record date for the determination of holders of Common Stock entitled to receive such dividends (the "Dividends"). Any dividend payable to the Series B Preferred will have the same record and payment date and terms as the dividend payable on the Common Stock.

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4. Conversion.

(a) Conversion by the Holders. The holders of the Series B Preferred shall be entitled to have the following conversion rights (the "Conversion Rights"):

(i) Right to Convert. At any time on or after the date of issuance, the holder of any such shares of Series B Convertible Preferred Stock may, at such holder's option, elect to convert (a "Conversion") all or any portion of the shares of Series B Preferred Stock held by such person into a number of fully paid and non-assessable shares of Common Stock on a 1:1 basis, subject to any volume !imitation or other limitations as provided herein.

(ii) Mechanics of Conversion. The Conversion of the Series B Preferred shall be conducted in the following manner.

(A) Holder's Delivery Requirements. To convert the Series B Preferred into full shares of Common Stock on any date (a "Conversion Date"), the holder thereof shall (x) transmit by facsimile (or otherwise deliver), for receipt on or prior to 5:00 p.m., New York time on such date, a copy of a fully executed notice of conversion in the form attached hereto as Exhibit I (the "Conversion Notice"), in accordance with the notice provisions set forth in Section 12 hereof, to the Company, with a copy to Anslow & Jaclin, LLP 195 Route 9 South, Manalapan, New Jersey 07726, Attention: Eric M. Stein, and (y) surrender to a common carrier for delivery to the Company as soon as practicable following such Conversion Date the original certificates representing the shares of the Series B Preferred being converted (or an indemnification undertaking with respect to such shares in the case of their loss, theft or destruction) (the "Preferred Stock Certificates") and the originally executed Conversion Notice.

(B) Company's Response. Upon receipt by the Company of a facsimile copy of a Conversion Notice, the Company shall send, via facsimile, a confirmation of receipt of such Conversion Notice to such holder. The Company or its designated transfer agent (the "Transfer Agent"), as applicable, shall, within five (5) business days following the date of such receipt, issue and deliver to the holder one or more certificates in the name of the holder or its designees representing the number of shares of Common Stock to which the holder shall be entitled.

(C) Converted Common Stock Held in Book-Entry Form. If the holder specifies in the Conversion Notice that instead of receiving certificates representing Common Stock as described above in this Section 4(a)(ii)(B), it prefers to receive the shares due lo it upon conversion in book entry form, then instead of issuing such certificates, the Company or the Transfer Agent shall issue and deliver to the Depository Trust Company ("DTC") account on the holder's behalf, via the Deposit Withdrawal Agent Commission System ("DWAC"), registered in the name of the holder or its designee, the number of shares of Common Stock to which the holder shall be entitled, according to instructions received in or with the Conversion Notice. Notwithstanding the foregoing, the Company or its Transfer Agent shall only be obligated to issue and deliver shares to DTC on a holder's behalf via DWAC if a registration statement providing for the resale of the shares of Common Stock issuable upon conversion of the Series B Preferred (a "Registration Statement") is effective.

If the number of shares of the Series B Preferred represented by the Preferred Stock Certificate(s) submitted by a holder for conversion is greater than the number of shares of the Series B Preferred being converted, then the Company shall, as soon as practicable and in no event later than five (5) business days after receipt of the Preferred Stock Certificate(s) and at the Company's expense, issue and deliver to the holder a new Preferred Stock Certificate representing the number of shares of the Series B Preferred not converted.

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(D) Dispute Resolution. In the case of a dispute as to the arithmetic calculation of the number of shares of Common Stock to be issued upon conversion, the Company shall, or shall cause its Transfer Agent to promptly issue to the holder the number of shares of Common Stock that is not disputed and shall submit the arithmetic calculations to the holder via facsimile as soon as possible, but in no event later than three (3) business days after receipt of such holder's originally executed Conversion Notice. If such holder and the Company are unable to agree upon the arithmetic calculation of the number of shares of Common Stock to be issued upon such conversion within one (1) business day of such disputed arithmetic calculation being submitted to the holder, then the Company shall within one (1) business day submit via facsimile the disputed arithmetic calculation of the number of shares of Common Stock to be issued upon such conversion to the Company's independent, outside accountant The Company shall cause the accountant to perform the calculations and notify the Company and the holder of the results no later than seventy-two (72) hours from the time the accountant received the disputed calculations. Such accountant's calculation shall be binding upon all parties absent manifest error. The reasonable expenses of such accountant in making such determination shall be paid by the Company. The period of time in which the Company is required to effect conversions or redemptions under this Certificate of Designations shall be tolled with respect to the subject conversion or redemption pending resolution of any dispute by the Company made in good faith and in accordance with this Section 4(a)(ii)(D).

(E) Record Holder. The person or persons entitled to receive the shares of Common Stock issuable upon a conversion of the Series B Preferred shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date; except that in the case of a dispute as to the arithmetic calculation of the number of shares of Common Stock to be issued upon a Conversion, such person or persons will not be treated as the record holder or record holders of such shares unless the dispute is resolved in their favor in accordance with Section 4(a)(ii)(D) above.

(F) Company's Failure to Timely Convert. Subject to the terms and conditions of this Certificate of Designations, if within five (5) business days of the Company's receipt of the facsimile copy of the executed Conversion Notice (the fifth of such five days, the "Delivery Date") the Company fails (x) to issue and deliver to a holder, in accordance with Section 4(a)(ii)(B) hereof, the number of shares of Common Stock to which such holder is entitled upon such holder's conversion of the Series B Preferred or (y) to issue a new Preferred Stock Certificate representing the number of shares of the Series B Preferred to which such holder is entitled pursuant to Section 4(a) (the "Conversion Failure"), then in addition to all other available remedies which such holder may pursue hereunder and under the Series B Preferred Convertible Preferred Stock Purchase Agreement (the "Purchase Agreement") to be entered into among the Company and the initial holders of the Series B Preferred (including indemnification pursuant to Section 6 thereof), the Company shall pay additional damages to such holder on each business day after the Delivery Date (until such shares of Common Stock and a Preferred Stock Certificate, as applicable, are delivered) in an amount equal to 1.0% of the product of (A) the sum of the number of shares of Common Stock not issued to the holder on a timely basis pursuant to Section 4(a) to which such holder is entitled and, in the event the Company has failed to deliver a Preferred Stock Certificate to the bolder on a timely basis pursuant to Section 4(a)(ii)(B) the number of shares of Common Stock issuable upon Conversion of the shares of the Series B Preferred represented by such Preferred Stock Certificate, as of the last possible date which the Company could have issued such Preferred Stock Certificate lo such holder without violating Section 4(a)(ii)(B) and (B) the Closing Bid Price (as defined below) of the Common Stock on the last possible date which the Company could have issued such Common Stock or such Preferred Stock Certificate, as the case may be, to such holder without violating Section 4(a)(ii)(B). The term "Closing Bid Price" shall mean, for any security as of any date, the last closing bid price of such security on the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select or any successor market thereto (collectively, ''Nasdaq"), AMEX or any successor market thereto, NYSE or any successor market thereto (together with Nasdaq and AMEX, each a ''National Stock Exchange"), OTC Bulletin Board or other principal exchange on which such security is traded as reported by Bloomberg, or, if no closing bid price is reported for such security by Bloomberg, the last closing trade price of such security as reported by Bloomberg, or, if no last closing trade price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets” by the National Quotation Bureau, Inc. If the Closing Bid Price cannot be calculated for such security on any date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as mutually determined by the Company and the holders of a majority of the outstanding shares of the Series B Preferred.

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(G) Buy-In Rights. In addition to any other rights available to the holders of the Series B Preferred, if the Company fails to issue to a holder, on or before the Delivery Date and in accordance with Section 4(a)(ii)(B) hereof, the shares of Common Stock issuable upon a Conversion of the Series B Preferred to which such holder is entitled, and if after such date the holder is required by its broker to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the holder of the shares of Common Stock issuable upon a Conversion which the holder anticipated receiving upon such a Conversion (a "Buy-In"), then the Company shall (1) pay in cash to the holder the amount by which (x) the holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of shares of Common Stock issuable upon a Conversion that the Company was required to deliver to the holder in connection with the Conversion at issue by (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) not honor the conversion request and reinstate the shares of the Series B Preferred to such holder which were previously presented to the Company for Conversion. For example, if the holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted Conversion of 10,000 shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (1) of the immediately preceding sentence, the Company may choose to pay to the holder $1,000, at which point, under clause (2), the Company's obligation to issue such 10,000 shares of Common Stock being converted shall terminate and the Company shall be further obligated to reinstate the shares of Series B Preferred that would convert into the 10,000 shares of Common Stock. The holder shall provide the Company written notice indicating the amounts payable to the holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Company. Nothing herein shall limit a holder's right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing shares of Common Stock upon Conversion as required pursuant to the terms hereof.

5.      Voting Rights. The holders of shares of the Series B Preferred shall be entitled to the following voting rights:

(a) Holders of the Series B Preferred shall vote together as a separate class on all matters which impact the rights, value, or ranking of the Series B Preferred, as provided herein.

(b) Whenever holders of the Series B Preferred are required or permitted to take any action by vote, such action may be taken without a meeting on written consent, setting forth the action so taken and signed by the holders of the Series B Preferred having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted When voting as a separate class, each share of the Series B Preferred shall entitle the holder thereof to one vote.

(c) Holders of the Series B Preferred shall vote on an "as converted" basis (but taking into account the ownership percentage limitations herein), together with the Common Stock, as a single class, in actions required to have shareholder approval.

(d) So long as any shares of the Series B Preferred are outstanding, the Company shall not without first obtaining the approval (by vote or written consent, as provided by law) of the Majority Holders of the then outstanding shares of the Series B Preferred, voting as a separate class:

(i) in any manner authorize, issue or create (by reclassification or otherwise) any new class or series of shares having rights, preferences or privileges equal or senior to the Series B Preferred;

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(ii) adversely alter or change the rights, preferences, designations or privileges of the Series B Preferred;

(iii) amend the Company's Certificate of Incorporation or By Jaws in a manner that adversely affects the rights, preferences, designations or privileges of the holders of the Series B Preferred;

(iv) increase or decrease the authorized number of shares of capital stock of the Company or otherwise reclassify the Company's outstanding securities;

(v) redeem, purchase or otherwise acquire (or pay into or set funds aside for a sinking fund for such purpose) any share or shares of preferred stock or Common Stock (other than in connection with a share repurchase program that has previously been disclosed to the holders of Series B Preferred and approved by the Board of Directors of the Company, which at such time of approval was an independent board and comprised of at least three (3) independent directors); provided, however, that this restriction shall not apply to the de minimus repurchases of shares of Common Stock from employees, officers, directors, consultants or other persons performing services for the Company or any subsidiary pursuant to agreements under which the Company has the option to repurchase such shares at cost upon the occurrence of certain events, such as the termination of employment, or through the exercise of any right of first refusal; and provided further that this restriction shall not apply to any Conversion, redemption or other acquisition of shares of the Series B Preferred pursuant to this Certificate of Designations; or

(vi) voluntarily file for bankruptcy, liquidate the Company's assets or make an assignment for the benefit of the Company's creditors.

(e) Except as set forth in this Certificate of Designations, the Series B Preferred shall have no other voting rights or other rights to consent to any matter to which stockholders of the Company may vote upon or consent to.

6.     Conversion Restriction. Notwithstanding anything to the contrary set forth in this Certificate of Designations, at no time may a holder of shares of the Series B Preferred convert shares of the Series B Preferred if the number of shares of Common Stock to be issued pursuant to such Conversion would cause the number of shares of Common Stock owned by such holder and its affiliates at such time to equal or exceed, when aggregated with all other shares of Common Stock beneficially owned by such holder and its affiliates at such time, the number of shares of Common Stock which would result in such holder and its affiliates beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules thereunder) in excess of 4.9% of the then issued and outstanding shares of Common Stock at such time; provided, however, that upon a holder of the Series B Preferred providing the Company with sixty-one (61) days notice (the "Waiver Notice") that such holder wishes to waive Section 7 of this Certificate of Designations with regard to any or all shares of Common Stock issuable upon a Conversion, this Section 7 shall be of no force or effect with regard to those shares of the Series B Preferred referenced in the Waiver Notice.

7. Inability to Fully Convert.

(a) Holder's Option if Company Cannot Fully Convert

26

(i) If, upon the Company's receipt of a Conversion Notice after the initial issuance of the Series B Preferred, the Company cannot issue shares of Common Stock upon a Conversion because the Company does not have a sufficient number of shares of Common Stock authorized and available, then the Company shall issue as many shares of Common Stock as it is able to issue in accordance with such holder's Conversion Notice and, with respect to the unconverted Series B Preferred, the holder, solely at such holder's option, may (x) elect, within five (5) business days after receipt of notice from the Company thereof to: (A) require the Company to redeem from such holder those shares of Series B Preferred for which the Company is unable to issue Common Stock in accordance with such holder's Conversion Notice (such shares of the Series B Preferred, the "Nonconvertible Shares"; such redemption right, the “Mandatory Redemption") at a price per share payable in cash equal to one hundred thirty percent (130%) of the Liquidation Preference Amount (the "Mandatory Redemption Price"); or (B) void its Conversion Notice and retain or have returned, as the case may be, the shares of the Series B Preferred that were to be converted pursuant to such holder's Conversion Notice (provided that a holder's voiding its Conversion Notice shall not affect the Company's obligations to make any payments which have accrued prior to the date of such notice); or if applicable, (y) exercise its Buy-In rights pursuant to and in accordance with the terms and provisions of Section 4(b)(vii) hereof.

(ii) If, upon the Company's receipt of a Conversion Notice after the initial issuance of the Series B Preferred, the Company cannot issue shares of Common Stock upon a Conversion because the Company, subsequent to the effective date of a Registration Statement, fails to have a sufficient number of shares of Common Stock registered for resale under the Registration Statement, then with respect to the shares of Series B Preferred that cannot be converted into registered shares of Common Stock, within five (5) business days after receipt of notice from the Company thereof, the holder may (i) void its Conversion Notice and retain or have returned, as the case may be, the shares of the Series B Preferred that were to be converted pursuant to such holder's Conversion Notice (provided that a holder's voiding its Conversion Notice shall not affect the Company's obligations to make any payments which have accrued prior to the date of such notice), or (ii) require the Company to issue unregistered shares of Common Stock in accordance with such holder's Conversion Notice and demand the Company file a registration statement to register the restricted shares in accordance with the terms of the Registration Statement.

(b) Mechanics of Fulfilling Holder's Election. The Company shall immediately send via facsimile to a holder of the Series B Preferred, upon receipt of a facsimile copy of a Conversion Notice from such holder which cannot be fully satisfied as described in Section 7(a) above, a notice of the Company's inability to fully satisfy such holder's Conversion Notice (the “Inability to Fully Convert Notice"). Such Inability to Fully Convert Notice shall indicate (i) the reason why the Company is unable to fully satisfy such holder's Conversion Notice, (ii) the number of shares of the Series B Preferred that cannot be converted and (iii) the applicable Mandatory Redemption Price, if applicable, pursuant to Sections 7(a)(i)(x) above. If applicable, such holder shall notify the Company of its election pursuant to Section 7(a) above by delivering written notice via facsimile to the. Company ("Notice in Response to Inability to Convert").

(c) Payment of Redemption Price. If a holder shall elect to have its shares redeemed pursuant to Section 7(a)(i)(x) above, the Company shall pay the Mandatory Redemption Price to such holder within thirty (30) days of the Company's receipt of the holder's Notice in Response to Inability to Convert, provided, however that prior to the Company's receipt of the holder's Notice in Response to Inability to Convert the Company has not delivered a notice to such holder stating, to the satisfaction of the holder, that the event or condition resulting in the Mandatory Redemption has been cured and all shares of Common Stock issuable to such holder can and will be delivered to the holder in accordance with the terms of Section 4. Until the full Mandatory Redemption Price is paid to such holder, such holder may (i) void the Mandatory Redemption with respect to those shares of the Series B Preferred for which the full Mandatory Redemption Price has not been paid, and (ii) receive back such shares.

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(d) Pro-rata Conversion and Redemption. In the event the Company receives a Conversion Notice from more than one holder of the Series B Preferred on the same day and the Company is able to convert and redeem some, but not all, of the Series B Preferred pursuant to this Section 7, the Company shall convert and redeem from each holder of the Series B Preferred electing to have the Series B Preferred converted and redeemed at such time an amount equal to such holder's pro-rata amount (based on the number shares of the Series B Preferred held by such holder relative to the number shares of the Series B Preferred outstanding) of all shares of the Series B Preferred being converted and redeemed at such time.

8. No Impairment. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Certificate of Designations and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Series B Preferred against impairment.

9. No Fractional Shares and Certificate as to Adjustments. No fractional shares shall be issued upon a Conversion, and the number of shares of Common Stock to be issued shall be rounded up to the nearest whole share. The number of shares issuable upon a Conversion shall be determined on the basis of the total number of shares of the Series B Preferred the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate Conversion.

10. Notices of Record Date. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or any other right, the Company shall mail to each holder of the Series B Preferred, at least ten (10) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

11. Notices. All notices, demands, consents, requests, instructions and other communications to be given or delivered or permitted under or by reason of the provisions of this Certificate of Designations shall be in writing and shall be deemed to be delivered and received by the intended recipient as follows: (i) if personally delivered, on the business day of such delivery (as evidenced by the receipt of the personal delivery service), (ii) if mailed certified or registered mail return receipt requested, two (2) business days after being mailed, (iii) if delivered by overnight courier (with all charges having been prepaid), on the business day of such delivery (as evidenced by the receipt of the overnight courier service of recognized standing), or (iv) if delivered by facsimile transmission, on the business day of such delivery if sent by 5:00 p.m. in the time zone of the recipient, or if sent after that time, on the next succeeding business day (as evidenced by the printed confirmation of delivery generated by the sending party's telecopier machine). If any notice, demand, consent, request, instruction or other communication cannot be delivered because of a changed address of which no notice was given (in accordance with this Section 12), or the refusal to accept same, the notice, demand, consent, request, instruction or other communication s all be deemed received on the third business day the notice is sent (as evidenced by a sworn affidavit of the sender). Any notice to be given to the holders of shares of the Series B Preferred shall be addressed to each such bolder at its address appearing on the books of the Company.

12. No Charge for Conversion. The issuance of certificates for shares of Common Stock upon a Conversion shall be made without charge to the converting holders for such certificates and without any tax in respect of the issuance of such certificates.

13. Reservation of Shares. On and after the initial issuance of the Series B Preferred, the Company shall at all times reserve and keep available out of any stock held as treasury stock or out of its authorized but unissued Common Stock, or both, solely for the purpose of effecting a Conversion, no less than one hundred percent (100%) of the aggregate number of shares of Common Stock then issuable upon the Conversion of all outstanding shares of the Series B Preferred. The Company shall, as promptly as possible, in accordance with the laws of the State of Delaware and the federal securities laws, increase the authorized amount of its Common Stock if, at any time, the authorized amount of its Common Stock remaining unissued shall not be greater than 100% of the aggregate number of shares of Common Stock issuable upon the Conversion of all outstanding shares of the Series B Preferred.

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14. Return of Status as Authorized Shares. Upon a Conversion or any other redemption or extinguishment of the Series B Preferred, the shares converted, redeemed or extinguished will be cancelled (and may not be reissued as shares of the Series B Preferred) and automatically returned to the status of authorized and unissued shares of preferred stock, available for future designation and issuance pursuant to the terms of the Certificate of Incorporation.

15. Amendment. This Certificate of Designations constitutes an agreement between the Company and the holders of the Series B Preferred. For as long as any shares of the Series B Preferred are outstanding, the terms hereof may be amended, modified, repealed or waived only by the affirmative vote or written consent of the Majority Holders of the then outstanding shares of the Series B Preferred, voting together as a class and series.

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MEDICAL ALARM CONCEPTS HOLDINGS, INC.

CERTIFICATE OF DESIGNATION OF PREFERENCES,

RIGHTS AND LIMITATIONS

OF

SERIES C CONVERTIBLE PREFERRED STOCK

PURSUANT TO SECTION 78 OF THE

NEVADA REVISED STATUTES

The undersigned, Chief Executive Officer of Medical Alarm Concepts Holdings, Inc., a Nevada corporation (the "Corporation") DOES HEREBY CERTIFY that the following resolutions were duly adopted by the Board of Directors of the Corporation by unanimous Mitten consent on February 29. 2016;

WHEREAS, the Board of Directors is authorized within the limitations and restrictions stated in the Articles of Incorporation of the Corporation, as amended (the "Articles"), to provide by resolution or resolutions for the issuance of 80,000,000 shares of Preferred Stock, par value $0.0001 per share, of the Corporation, in such series and with such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions as the Corporation's Board of Directors shall fix by resolution or resolutions providing for the issuance thereof duly adopted by the Board of Directors; and

WHEREAS, it is the desire of the Board of Directors, pursuant to its authority as aforesaid, to authorize and fix the terms of a series of Preferred Stock and the number of shares constituting such series.

NOW, THEREFORE, BE IT RESOLVED:

Section 1. Designation and Authorized Shares. The Corporation shall be authorized to issue 6,944,445 shares of Series C Preferred Stock, par value $0.0001 per share (the "Series C Preferred Stock'').

Section 2. Stated Value. Each share of Series C Preferred Stock shall have a stated value of one-ten thousandth ($0.0001) of one cent (the "Stated Value").

Section 3. Liquidation.

(a)  Upon the liquidation, dissolution or winding up of the business of the Corporation, whether voluntary or involuntary, each holder of Series C Preferred Stock shall be entitled to receive, for each share thereof, out of assets of the Corporation legally available therefor, a preferential amount in cash equal to (and not more than) the Stated Value. All preferential amounts to be paid to the holders of Series C Preferred Stacie in connection with such liquidation, dissolution or winding up shall be paid before the payment or setting apart for payment of any amount for, or the distribution of any assets of the Corporation to the holders of (i) any other class or series of capital stock whose terms expressly provide that the holden; of Series C Preferred Stock should receive preferential payment with respect to such distribution (to the extent of such preference) and (ii) the Corporation's common stock (the "Common Stock"). If upon any such distribution the assets of the Corporation shall be insufficient to pay the holders of the outstanding shares of Series C Preferred Stock (or the holders of any class or series of capital stock ranking on a parity with the Series C Preferred Stock as to distributions in the event of a liquidation, dissolution or winding up of the Corporation) the full amounts to which they shall be entitled, such holders shall share ratably in any distribution of assets in accordance with the sums which would be payable on such distribution if all sums payable thereon were paid in full.

(b) Any distribution in connection with the liquidation, dissolution or winding up of the Corporation, or any bankruptcy or insolvency proceeding, shall be made in cash to the extent possible. Whenever any such distribution shall be paid in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Board of Directors of the Corporation.

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Section 4. Conversion.

(a) Conversion Right. Each holder of Series C Preferred Stock may, from time to time, convert any or all of such holder's shares of Series C Preferred Stock into fully paid and non-assessable shares of Common Stock in an amount equal to ten shares of Common Stock for each one share of Series C Preferred Stock surrendered (the ''Converted Common Stocks").

(b)  Conversion Procedure. In order to exercise the conversion privilege under this Section 4, the holder of any shares of Series C Preferred Stock to be converted shall give written notice to the Corporation at its principal office that such holder elects to convert such shares of Series C Preferred Stock or a specified portion thereof into shares of Common Stock as set forth in such notice. At such time as the certificate or certificates representing the Series C Preferred Stock which has been converted are surrendered to the Corporation, the Corporation shall issue and deliver a certificate or certificates representing the number of shares of Common Stock determined pursuant to this Section 4. In case of conversion of only a part of the shares of Series C Preferred Stock represented by a certificate surrendered to the Corporation, the Corporation shall issue and deliver a new certificate for the number of shares of Series C Preferred Stock which have not been converted. Until such time as the certificate or certificates representing Series C Preferred Stock which has been converted are surrendered to the Corporation and a certificate or certificates representing the Common Stock into which such Series C Preferred Stock has been converted have been issued and delivered, the certificate or certificates representing the Series C Preferred Stock which have been converted shall represent the shares of Common Stock into which such shares of Series C Preferred Stock have been converted. The Corporation shall pay all documentary, stamp or similar issue or transfer tax due on the issue of shares of Common Stock issuable upon conversion of the Series C Preferred Stock.

(c)  Maximum Conversion. Notwithstanding anything to the contrary contained herein and subject to Section 4(d), a holder of shares of Series C Preferred Stock shall not be entitled to convert shares of Series C Preferred Stock if upon such conversion the number of shares of Common Stock to be received, together with the number of shares of Common Stock beneficially owned by the holder and its affiliates on the conversion date, would result in beneficial ownership by the holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock of the Corporation on such conversion date (the "Beneficial Ownership Limitation"). For the purposes of the provision in the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 !hereunder. The holder shall have the authority and obligation to determine whether the restriction contained in this Section 4(c) will limit any conversion hereunder and to the extent that the holder determines that the limitation contained in this Section applies, the determination of the number of shares of Series C Preferred Stock that are convertible shall be the responsibility and obligation of the holder. By written notice to the Company, any Holder may increase or decrease the Beneficial Ownership Limitation to any other percentage not in excess of 9.99% specified in such notice; provided that (i) any such increase will not be effective until the 61st day after such notice is delivered to the Company, and (ii) any such increase or decrease will apply only to such Holder sending such notice and not to any other Holder.

(d)  Waiver of Beneficial Ownership Limitation. If the holder was a party to that certain Securities Purchase Agreement by and between the Corporation and certain investors dated as of February 26, 2016, the bolder shall be entitled to, at its option, waive the Beneficial Ownership Limitation upon written notice to the Corporation pursuant to Section 5(o) of the Securities Purchase Agreement.

Section 5. Voting.

(a) Except as otherwise required by law or the conversion limitations of Section 4(c), the holders of shares of Series C Preferred Stock shall vote together with the holders of Common Stock on all matters and shall not vote as a separate class. From February 26, 2016 through February 25, 2017, (i) a holder of shares of Series C Preferred Stock shall be entitled to that number of votes, on a pro rata basis with all other holders of Series C Preferred Stock, equal to that number of common shares which is not less than 51% of the vote required to approve any action, which Nevada law provides may or must be approved by vote or consent of the holders of other series of voting preferred shares and the holden; of common shares or the holders of other securities entitled to vote and (ii) for purposes of determining a quorum for any annual or special meeting of shareholders, the outstanding shares of Series C Preferred Stock Shares shall be included and shall be deemed as the equivalent of 51% of the aggregate of all shares of Common Stock and preferred stock having voting rights on the issues, represented at and entitled to vote at such meetings.

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(b) Following February 28, 2017, and subject to the conversion limitations of Section 4, (i) each holder of Series C Preferred Stock shall be entitled to vote on all matters submitted to shareholders of the Corporation and shall be entitled to ten votes for each share of Series C Preferred Stock owned on the record date for the determination of shareholders entitled to vote on such matter or, if no such record date is established, on the date such vote is taken or any written consent of shareholders is solicited and (ii) for purposes of determining a quorum for any annual or special meeting of shareholders, each outstanding share of Series C Preferred Stock Shares shall be included and shall be deemed as the equivalent of one share of Common Stock.

Section 6. Other Provisions. The Corporation and its transfer agent, if any, for the Series C Preferred Stock may deem and treat the record holder of any shares of Series C Preferred Stock and, upon conversion of the Series C Preferred Stock, the Converted Common Stock, as reflected on the books and records of the Corporation as the sole true and lawful owner thereof for all purposes, and neither the Corporation nor any such transfer agent shall be affected by any notice to the contrary.

Section 7. Restriction and Limitations. Except as expressly provided herein or as required by law, so long as any shares of Series C Preferred Stock remain outstanding, the Corporation shall not, without the vote or written consent of the holders of at least a majority of the then outstanding shares of the Series C Preferred Stock, take any action which would adversely and materially affect any of the preferences, limitations or relative rights of the Series C Preferred Stock, including without limitation:

(A) Reduce the amount payable to the holders of Series C Preferred Stock upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, or change the relative seniority of the liquidation preferences of the holders of Series C Preferred Stock to the rights upon liquidation of the holders of any other capital stock in the Corporation; or

(B) Cancel or modify adversely and materially the voting rights as provided in Section 5 herein.

Section 8. Certain Adjustments.

(a)  Stock Dividends and Stack Splits. If the Corporation, at any time while the Series C Preferred Stock is outstanding: (A) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation pursuant to the Series C Preferred Stock), (B) subdivide outstanding shares of Common Stock into a larger number of shares,(C) combine (including by way of reverse stock split) outstanding shares of Common Stock info a smaller number of shares, or (D) issue by reclassification of shares of the Common Stock any shares of capital stock of the Corporations, each share of Series C Preferred Stock shall receive such consideration as if such number of shares of Series C Preferred Stock had been, immediately prior to such foregoing dividend, distribution, subdivision, combination or reclassification, the holder of one share of Common Stock. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

(b)  Fundamental Transaction. If, at any time while the Series C Preferred Stock :is outstanding, (A) the Corporation effects any merger or consolidation of the Corporation with or into another Person, (B) the Corporation effects any sale of all or substantially all of its assets in one transaction or a series of related transactions, (C) any tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Corporation effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a "Fundamental Transaction"), then, upon any subsequent conversion of this Series C Preferred Stock, the holders of the Series C Preferred Stock shall have the right to receive, for each share of Common Stock that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been immediately prior to such Fundamental Transaction, the holder of one share of Common Stock. For purposes hereof, "Person" shall mean any individual, entity or group within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934, as amended.

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IN WITNESS WHEREOF, the undersigned have executed this Certificate of Designation this 29th day of February, 2016

MEDICAL ALARM CONCEPTS HOLDING, INC.

By: /s/ Ronnie Adams
Name: Ronnie Adams
Title: Chief Executive Officer

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MEDICAL ALARM CONCEPTS HOLDINGS, INC.

CERTIFICATE OF DESIGNATION OF PREFERENCES,

RIGHTS AND LIMITATIONS

OF

SERIES D CONVERTIBLE PREFERRED STOCK

PURSUANT TO SECTION 78 OF THE

NEVADA REVISED STATUTES

The undersigned, Chief Executive Officer of Medical Alarm Concepts Holdings, Inc., a Nevada corporation (the ''Corporation") DOES HEREBY CERTIFY that the following resolutions were duly adopted by the Board of Directors of the Corporation by unanimous written consent April 21, 2016;

WHEREAS, the Board of Direction is authorized within the limitations and restrictions stated in the Articles of Incorporation of the Corporation, as amended (the "Articles"), to provide by resolution or resolutions for the Issuance of 80,000,000 shares of Preferred Stock, par value $0.0001 per share, of the Corporation, in such series and with such designations, preference and relative, participating, optional or other special rights and qualifications, limitations or restrictions as the Corporation's Board of Directors shall fix by resolution or resolutions providing for the issuance thereof duly adopted by the Board of Directors; and

WHEREAS, it is the desire of the Board of Directors, pursuant to its authority as aforesaid, to authorize and fix the terms of a series of Preferred Stock and the number of shares constituting such series.

NOW, THEREFORE, BE IT RESOLVED:

Section 1. Designation and Authorize Shares. The Corporation shall be authorized to issue 400,000 shares of Series D Preferred Stock, par value $0.0001 per share (the ''Series D Preferred Stock").

Section 2. Stated Value. Each share Of Series D Preferred Stock shall have a stated value of one-ten thousandth ($0.0001) of one cent (the "Stated Value").

Section 3. Liquidation.

(a) Upon the liquidation, dissolution or winding up of the business of the Corporation, whether voluntary or involuntary, each holder of Series D Preferred Stock shall be entitled to receive, for each share thereof, out of assets of the Corporation legally available therefor, a preferential amount in cash equal to (and not more than) the $10 per share, All preferential amounts to be paid to the holders of Series D Preferred Stock in connection with such liquidation, dissolution or winding up shall be paid before the payment or setting apart for payment of any amount for, or the distribution of any assets of the Corporation to the holders of (i) any other class or series of capital stock whose terms expressly provide that the holders of Series D Preferred Stock should receive preferential payment with respect to such distribution (to the extent of such preference) and (ii) the Corporation's common stock (the ''Common Stock"), If upon any such distribution the assets of the Corporation shall be insufficient to pay the holders of the outstanding Shares of Series D Preferred Stock (or the holders of any class or series of capital stock ranking on a parity with the Series D Preferred Stock as to distributions in the event of a liquidation, dissolution or winding up of the Corporation) the full amounts to which they shall be entitled, such holders shall share ratably any distribution of assets in accordance with the sums which would be payable on such distribution if all sums payable thereon were paid in full.

(b) Any distribution in connection with the liquidation, dissolution or winding up of the Corporation, or any bankruptcy or insolvency proceeding, shall be made in cash to the extent possible. Whenever any such distribution shall be paid in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Board of Directors of the Corporation.

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Section 4. Conversion.

(a)  Conversion Right. Each holder of Series D Preferred Stock may, from time to time, convert any or all of such holder's shares of Series D Preferred stock into fully paid and non-assessable shares of Common Stock in an amount equal to ten Shares of Common Stock for each one share of Series D Preferred Stock Surrendered (the "Converted Common Stock”).

(b) Conversion Procedure. In order to exercise the conversion privilege under this Section 4, the holder of any shares of Series D Preferred Stock to be converted shall give written notice to the Corporation at its principal office that such holder elects to convert such shares of series D Preferred Stock or a specified portion thereof into shares of Common Stock as set forth in such notice. At such time as the certificate or certificates representing the Series D Preferred Stock which has been converted are surrendered to the Corporation, the Corporation shall issue and deliver a certificate or certificates representing the number of shares of Common Stock determined pursuant to this Section 4. In case of conversion of only a part of the shares of Series D Preferred Stock represented by a certificate surrendered to the Corporation, the Corporation shall issue and deliver a new certificate for the number of shares of Series D Preferred Stock which have not been converted. Until such time as the certificate or certificates representing Series D Preferred Stock which has been converted are surrendered to the Corporation and a certificate or certificates representing the Common Stock into which such Series D Preferred Stock has been converted have been issued and delivered, the certificate or certificates representing the Series D Preferred Stock which have been converted shall represent the shares of Common Stock into which such shares of Series D Preferred Stock have been converted The Corporation shall pay all documentary, stamp or similar issue or transfer tax due on the issue of shares of Common Stock issuable upon conversion of the Series D Preferred Stock.

(c) Maximum Conversion, Notwithstanding anything to the contrary contained herein and subject to Section 4(d), a holder of shares of Series D Preferred Stock shall not be entitled to convert shares of Series D Preferred Stock if upon such conversion the number of shares of Common Stock to be received, together with the number of shares of Common Stock beneficially owned by the holder and its affiliates on the conversion date, would result in beneficial ownership by the holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock of the Corporation on such conversion date (the “Beneficial Ownership Limitation”). For the purposes of the provision in the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities. Exchange Act of 1934, as amended, and Regulation 13d-l thereunder, The holder shall have the authority and obligation to determine whether the restriction contained in this Section 4(c) will limit any conversion hereunder and to the extent that the holder determines that the limitation contained in this Section applies, the determination of the number of shares of Series D Preferred Stock that are convertible shall be the responsibility and obligation of the holder. By written notice to the Company, any Holder may increase or decrease the Beneficial Ownership Limitation to any other percentage not in excess of 9.99% specified in such notice; provided that (i) any such increase will not be effective until the 61st day after such notice is delivered to the Company, and (ii) any such. increase or decrease will apply only to such Holder sending such notice and not to any other Holder.

(d) Waiver of Beneficial Ownership Limitation. If the holder was party to that certain Securities Purchase Agreement by and between the Corporation and certain investors dated as of February 26, 2016, the holder shall be entitled to, at its option. waive the Beneficial Ownership Limitation upon written notice to the Corporation pursuant-to Section 5(o) of the Securities Purchase Agreement.

Section 5. Voting.

(a) Except as otherwise required by law or the-conversion limitations of Section 4(c), the holders of shares of Series D Preferred Stock shall vote rights unless such matters directly affect the Series D Preferred Stock and in such event the holders of Series D of Series D Preferred Stock shall vote.

Section 6. Other Provisions. The Corporation and its transfer agent, if any, for the Series D Preferred Stock may deem and treat the record holder of any shares of Series D Preferred Stock and, upon conversion of the Series D Preferred Stock, the Converted Common Stock, as reflected on the books and records of the Corporation as the sole true and lawful owner thereof for all purposes, and neither the Corporation nor any such transfer agent shall be affected-by any notice to the Contrary.

35

Section 7. Restriction and Limitations. Except as expressly provided herein or as required by law; so long as any shares of Series D Preferred Stock remain outstanding, the Corporation shall, not, without the vote, or written consent of the holders of at least a majority, of the then outstanding shares of the Series D Preferred Stock, take any action which would adversely and materially affect any of the preferences, limitation or relative rights of the Series D Preferred Stock, including without limitation:

(A) Reduce the amount payable to the holders of Series D Preferred Stock upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, or change the relative seniority of liquidation preferences of the holders of Series D Preferred Stock to the rights upon liquidation of the holders of any other capital stock in the Corporation; or

(B) Cancel or modify adversely and materially the voting rights as provided in Section 5 herein.

Section 8. Certain Adjustments.

(a) Stock Dividends and Stock Splits, if the Corporation, at any time while the Series D Preferred Stock, is outstanding: (A) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation pursuant to "the Series D Preferred Stock), (B) subdivide outstanding shares of Common Stock into a larger number of shares, (C) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issue by reclassification of shares of the Common Stock any shares of capital stock of the Corporations, each share of Series D Preferred Stock shall receive such consideration as if such number of shares of Series D Preferred Stock had been, immediately prior to such foregoing dividend, distribution, subdivision. combination or reclassification, the holder of one share of Common Stock. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive .such dividend, or distribution and shall become "effective immediately after the effective date in the case of a subdivision, combination or re-classification.

(b) Fundamental· Transaction, If, at any time .while the Series D Preferred Stock is outstanding, (A) the Corporation effects any merger or consolidation of the Corporation with or into another Person, (B) the Corporation effects any sale of all or substantially all of its assets in one transaction or a series of related transactions, (C) any tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities; cash or property, or (D) the Corporation effects any reclassification of the Common ·stock or any compulsory share exchange pursuant to which the Common Stock; is effectively converted into or exchanged for other Securities, cash or property (in any such case, a "Fundamental Transaction"), then, upon any subsequent conversion of this Series D Preferred Stock, the holders of the Series D Preferred Stock shall have the right to receive, for each share of Common Stock that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental, Transaction if it had been immediately prior to such Fundamental Transaction, the holder of one share of Common Stock.- For purposes, hereof, "Person" shall mean any individual, entity or group within the meaning of Section 13(d)(3)-or Section 14(d)(2) of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, the undersigned have executed this Certificate of Designation this 22nd day of April, 2016,

MEDICAL ALARM CONCEPTS HOLDING, INC.

By: /s/ Ronnie Adams
Name: Ronnie Adams
Title: Chief Executive Officer

36

090204

Filed in the Office of	Business Number E0357342008-2
Barbara K. Cegavske	Filing Number 20160202223-20
Secretary of State State Of Nevada	Filed On 05/03/2016
	Number of Pages 3

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of corporation:

Medical Alarm Concepts Holding, Inc.

See attached.

4. Effective date and time of filing: (optional) Date: Time:

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Amend Profit-After
Revised: 1-5-15

Filed in the Office of Secretary of State State Of Nevada Business Number E0357342008 - 2 Filing Number 20160202223 - 20 Filed On 05/03/2016 Number of Pages 3

37

CERTIFICATE OF AMENDMENT

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

Medical Alarm Concepts Holding, Inc., a corporation organized and existing under the laws of the state of Nevada (the "Corporation") hereby certifies as follows:

1. ARTICLE 3 of the Corporation's Amended and Restated Articles of Incorporation shall be amended and restated in its entirety to read as follows:

3.01 Authorized Capital Stock. The total number of shares of stock this Corporation is authorized to issue shall be four hundred ten million (410,000,000) shares. This stock shall be divided into two classes to be designated as "Common Stock" and "Preferred Stock."

3.02 Common Stock. The total number of authorized shares of Common Stock shall be four hundred million (400,000,000) shares with par value of $0.0001 per share.

3.03 Preferred Stock. The total number of authorized shares of Preferred Stock shall be ten million (10,000,000) shares with par value of $0.0001 per share. The board of directors shall have the authority to authorize the issuance of the Preferred Stock from time to time in one or more classes or series, and to state in the resolution or resolutions from time to time adopted providing for the issuance thereof the following;

(a) Whether or not the class or series shall have voting rights, full or limited, the nature and qualifications, limitations and restrictions on those rights, or whether the class or series will be without voting rights;

(b) The number of shares to constitute the class or series and the designation thereof;

(c) The preferences and relative, participating, optional or other special rights, if any, and the qualifications, limitations, or restrictions thereof, if any, with respect to any class or series;

(d) Whether or not the shares of any class or series shall be redeemable and if redeemable, the redemption price or prices, and the time or times at which, and the terms and conditions upon which, such shares shall be redeemable and the manner of redemption;

(e) Whether or not the shares of a class or series shall be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement, and if such retirement or sinking funds be established, the amount and the terms and provisions thereof;

(t) The dividend rate, whether dividends are payable in cash, stock of the Corporation, or other property, the conditions upon which and the times when such dividends are payable, the preference to or the relation to the payment of dividends payable on any other class or classes or series of stock, whether or not such dividend shall be cumulative or noncumulative, and if cumulative, the date or dates from which such dividends shall accumulate;

(g) The preferences, if any, and the amounts thereof which the holders of any class or series thereof are entitled to receive upon the voluntary or involuntary dissolution of, or upon any distribution of assets at; the Corporation;

38

(h) Whether or not the shares of any class or series are convertible into, or exchangeable for, the shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Corporation and the conversion price or prices or ratio or ratios or the rate or rates at which such exchange may be made, with such adjustments, if any, as shall be stated and expressed or provided for in such resolution or resolutions; and

(i) Such other rights and provisions, with respect to any class or series as may to the board of directors seem advisable.

The shares of each class or series of the Preferred Stock may vary from the shares of any other class or series thereof in any respect. The Board of Directors may increase the number of shares of the Preferred Stock designated for any existing class or series by a resolution adding to such class or series authorized and unissued shares of the Preferred Stock not designated for any existing class or series of the Preferred Stock and the shares so subtracted shall become authorized, unissued and undesignated shares of the Preferred Stock. If shares or series of stock established by a resolution of the Board of Directors have been issued, the designation of the class or series, the number of the class or series and the voting powers, designations, preferences, limitations, restrictions and relative rights of the class or series may be amended solely by a resolution of the Board of Directors.

2. The foregoing amendments have been duly adopted in accordance with the provisions of Nevada Revised Statutes 78.385 and 78.390 by the vote of a majority of the outstanding stock of the Corporation entitled to vote thereon.

IN WITNESS WHEREOF, I have executed this Certificate of Amendment as of this 3rd day of May 2016.

/s/ Ronnie Adams
Ronnie Adams, Chief Executive Officer

39

150103

Filed in the Office of	Business Number E0357342008-2
Barbara K. Cegavske	Filing Number 20160181119-90
Secretary of State State Of Nevada	Filed On 04/22/2016
	Number of Pages 4

Certificate of Designation
(PURSUANT TO NRS 78.1955)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Designation For Nevada Profit Corporations (Pursuant to NRS 78.1955)

1. Name of corporation:

Medical Alarm Concepts Holding, Inc.

2. By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.

SEE ATTACHED.

3. Effective date of filing: (optional)

4. Signature: (required)

X

Signature of Officer

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Stock Designation
Revised: 1-5-15

Filed in the Office of Secretary of State State Of Nevada Business Number E0357342008 - 2 Filing Number 20160181119 - 90 Filed On 04/22/2016 Number of Pages 4

40

MEDICAL ALARM CONCEPTS HOLDINGS, INC.

CERTIFICATE OF DESIGNATION OF PREFERENCES,

RIGHTS AND LIMITATIONS

OF

SERIES D CONVERTIBLE PREFERRED STOCK

PURSUANT TO SECTION 78 OF THE

NEVADA REVISED STATUTES

The undersigned, Chief Executive Officer of Medical Alarm Concepts Holdings, Inc., a Nevada corporation (the "Corporation") DOES HEREBY CERTIFY that the following resolutions were duly adopted by the Board of Directors of the Corporation by unanimous written consent on April 21, 2016;

WHEREAS, the Board of Directors is authorized within the limitations and restrictions stated in the Articles of Incorporation of the Corporation, as amended (the "Articles"), to provide by resolution or resolutions for the issuance of 80,000,000 shares of Preferred Stock, par value $0.0001 per share, of the Corporation, in such series and with such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions as the Corporation's Board of Directors shall fix by resolution or resolutions providing for the issuance thereof duly adopted by the Board of Directors; and

WHEREAS, it is the desire of the Board of Directors, pursuant to its authority as aforesaid, to authorize and fix the terms of a series of Preferred Stock and the number of shares constituting such series.

NOW, THEREFORE, BE IT RESOLVED:

Section 1. Designation and Authorized Shares. The Corporation shall be authorized to issue 400,000 shares of Series D Preferred Stock, par value $0.0001 per share (the "Series D Preferred Stock").

Section 2. Stated Value. Each share of Series D Preferred Stock shall have a stated value of one-ten thousandth ($0.0001) of one cent (the "Stated Value").

Section 3. Liquidation.

(a)  Upon the liquidation, dissolution or winding up of the business of the Corporation, whether voluntary or involuntary, each bolder of Series D Preferred Stock shall be entitled to receive, for each share thereof, out of assets of the Corporation legally available therefor, a preferential amount in cash equal to (and not more than) the $.10 per share. All preferential amounts to be paid to the holders of Series D Preferred Stock in connection with such liquidation, dissolution or winding up shall be paid before the payment or setting apart for payment of any amount for, or the distribution of any asset., of the Corporation to the holders of (i) any other class or series of capital stock whose terms expressly provide that the holders of Series D Preferred Stock should receive preferential payment with respect to such distribution (to the extent of such preference) and (ii) the Corporation's common stock (the "Common Stock”). If upon any such distribution the assets of the Corporation shall be insufficient to pay the holders of the outstanding shares of Series D Preferred Stock (or the holders of any class or series of capital stock ranking on a parity with the Series D Preferred Stock as to distributions in the event of a liquidation, dissolution or winding up of the Corporation) the full amounts to which they shall be entitled, such holders shall share ratably in any distribution of assets in accordance with the sums which would be payable on such distribution if all sums payable thereon were paid in full.

(b)  Any distribution in connection with the liquidation, dissolution or winding up of the Corporation, or any bankruptcy or insolvency proceeding, shall be made in cash to the extent possible. Whenever any such distribution shall be paid in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Board of Directors of the Corporation.

41

Section 4. Conversion.

(a)  Conversion Right. Each holder of Series D Preferred Stock may, from time to time, convert any or all of such holder's shares of Series D Preferred Stock into fully paid and non-assessable shares of Common Stock in an amount equal to ten shares of Common Stock for each one share of Series D Preferred Stock surrendered (the "Converted Common Stock").

(b) Conversion Procedure. In order to exercise the conversion privilege under this Section 4, the holder of any shares of Series D Preferred Stock to be converted shall give written notice to the Corporation at its principal office that such holder elects to convert such shares of Series D Preferred Stock or a specified portion thereof into shares of Common Stock as set forth in such notice. At such time as the certificate or certificates representing the Series D Preferred Stock which has been converted are surrendered to the Corporation, the Corporation shall issue and deliver a certificate or certificates representing the number of shares of Common Stock determined pursuant to this Section 4, In case of conversion of only a part of the shares of Series D Preferred Stock represented by a certificate surrendered to the Corporation, the Corporation shall issue and deliver a new certificate for the number of shares of Series D Preferred Stock which have not been converted, Until such time as the certificate or certificates representing Series D Preferred Stock which has been converted are surrendered to the Corporation and a certificate or certificates representing the Common Stock into which such Series D Preferred Stock has been converted have been issued and delivered, the certificate or certificates representing the Series D Preferred Stock which have been converted shall represent the shares of Common Stock into which such shares of Series D Preferred Stock have been converted. The Corporation shall pay all documentary, stamp or similar issue or transfer tax due on the issue of shares of Common Stock issuable upon conversion of the Series D Preferred Stock.

(c)  Maximum Conversion, Notwithstanding anything to the contrary contained herein and subject to Section 4(d), a holder of shares of Series D Preferred Stock shall not be entitled to convert shares of Series D Preferred Stock if upon such conversion the number of shares of Common Stock to be received, together with the number of shares of Common Stock beneficially owned by the holder and its affiliates on the conversion date, would result in beneficial ownership by the holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock of the Corporation on such conversion date (the "Beneficial Ownership Limitation"). For the purposes of the provision in the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder. The holder shall have the authority and obligation to determine whether the restriction contained in this Section 4(c) will limit any conversion hereunder and to the extent that the holder determines that the limitation contained in this Section applies, the determination of the number of shares of Series D Preferred Stock that are convertible shall be the responsibility and obligation of the holder, By written notice to the Company, any Holder may increase or decrease the Beneficial Ownership Limitation to any other percentage not in excess of 9.99% specified in such notice; provided that (i) any such increase will not be effective until the 61st day after such notice is delivered to the Company, and (ii) any such increase or decrease will apply only to such Holder sending such notice and not to any other Holder.

(d)  Waiver of Beneficial Ownership Limitation. If the holder was a party to that certain Securities Purchase Agreement by and between the Corporation and certain investors dated as of February 26, 2016, the holder shall be entitled to, at its option, waive the Beneficial Ownership Limitation upon written notice to the Corporation pursuant to Section 5(o) of the Securities Purchase Agreement.

Section 5. Voting.

(a)                Except as otherwise required by law or the conversion limitations of Section 4(c), the holders of shares of Series D Preferred Stock shall vote rights unless such matters directly affect the Series D Preferred Stock and in such event the holders of Series D of Series D Preferred Stock shall vote.

Section 6. Other Provisions. The Corporation and its transfer agent, if any, for the Series D Preferred Stock may deem and treat the record holder of any shares of Series D Preferred Stock and, upon conversion of the Series D Preferred Stock, the Converted Common Stock as reflected on the books and records of the Corporation as the sole true and lawful owner thereof for all purposes, and neither the Corporation nor any such transfer agent shall he affected by any notice to the contrary.

42

Section 7. Restriction and Limitations. Except as expressly provided herein or as required by law, so long as any shares of Series D Preferred Stock remain outstanding, the Corporation shall not, without the vote or written consent of the holders of at least a majority of the then outstanding shares of the Series D Preferred Stock, take any action which would adversely and materially affect any of the preferences, limitations or relative rights of the Series D Preferred Stock, including without limitation:

(A)   Reduce the amount payable to the holders of Series D Preferred Stock upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, or change the relative seniority of the liquidation preferences of the holders of Series D Preferred Stock to the rights upon liquidation of the holder of any other capital stock in the Corporation; or

(B) Cancel or modify adversely and materially the voting rights as provided in Section 5 herein.

Section 8. Certain Adjustments.

(a) Stock Dividends and Stock Splits. If the Corporation, at any time while the Series D Preferred Stock is outstanding: (A) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation pursuant to the Series D Preferred Stock), (B) subdivide outstanding shares of Common Stock into a larger number of shares, (C) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issue by reclassification of shares of the Common Stock any shares of capital stock of the Corporations, each share of Series D Preferred Stock shall receive such consideration as if such number of shares of Series D Preferred Stock had been, immediately prior to such foregoing dividend, distribution, subdivision, combination or reclassification, the holder of one share of Common Stock. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

(b) Fundamental Transaction. If, at any time while the Series D Preferred Stock is outstanding, (A) the Corporation effects any merger or consolidation of the Corporation with or into another Person, (B) the Corporation effects any sale of all or substantially all of its assets in one transaction or a series of related transactions, (C) any tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Corporation effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a "Fundamental Transaction"), then, upon any subsequent conversion of this Series D Preferred Stock, the holders of the Series D Preferred Stock shall have the right to receive, for each share of Common Stock that would have;: been issuable upon such conversion immediately prior 'to the occurrence of such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been immediately prior to such Fundamental Transaction, the holder of one share of Common Stock. For purposes hereof, "Person" shall mean any individual, entity or group within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, the undersigned have executed this Certificate of Designation this 22nd day of April, 2016.

MEDICAL ALARM CONCEPTS HOLDING, INC.

By: /s/ Ronnie Adams
Name: Ronnie Adams
Title: Chief Executive Officer

43

150103

Filed in the Office of	Business Number E0357342008-2
Barbara K. Cegavske	Filing Number 20160095912-75
Secretary of State State Of Nevada	Filed On 03/01/2016
	Number of Pages 5

Certificate of Designation

(PURSUANT TO NRS 78.1955)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Designation For Nevada Profit Corporations (Pursuant to NRS 78.1955)

1. Name of corporation:

Medical Alarm Concepts Holding, Inc.

2. By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.

SEE ATTACHED.

3. Effective date of filing: (optional)

4. Signature: (required)

X

Signature of Officer

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Stock Designation
Revised: 1-5-15

Filed in the Office of Secretary of State State Of Nevada Business Number E0357342008 - 2 Filing Number 20160095912 - 75 Filed On 03/01/2016 Number of Pages 5

44

MEDICAL ALARM CONCEPTS HOLDINGS, INC.

CERTIFICATE OF DESIGNATION OF PREFERENCES,

RIGHTS AND LIMITATIONS

OF

SERIES C CONVERTIBLE PREFERRED STOCK

PURSUANT TO SECTION 78 OF THE

NEVADA REVISED STATUTES

The undersigned, Chief Executive Officer of Medical Alarm Concepts Holdings, Inc., a Nevada corporation (the "Corporation") DOES HEREBY CERTIFY that the following resolutions were duly adopted by the Board of Directors of the Corporation by unanimous written consent on February 29, 2016;

WHEREAS, the Board of Directors is authorized within the limitations and restrictions stated in the Articles of Incorporation of the Corporation, as amended (the "Articles"), to provide by resolution or resolutions for the issuance of 80,000,000 shares of Preferred Stock, par value $0.0001 per share, of the Corporation, in such series and with such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions as the Corporation's Board of Directors shall fix by resolution or resolutions providing for the issuance thereof duly adopted by the Board of Directors; and

WHEREAS, it is the desire of the Board of Directors, pursuant to its authority as aforesaid, to authorize and fix the terms of a series of Preferred Stock and the number of shares constituting such series.

NOW, THEREFORE, BE IT RESOLVED:

Section 1. Designation and Authorized Shares. The Corporation shall be authorized to issue 6,944,445 shares of Series C Preferred Stock, par value $0.000 I per share (the "Series C Preferred Stock").

Section 2. Stated Value. Each share of Series C Preferred Stock shall have a stated value of one-ten thousandth ($0.0001) of one cent (the "Stated Value").

Section 3. Liquidation.

(a)  Upon the liquidation, dissolution or winding up of the business of the Corporation, whether voluntary or involuntary, each holder of Series C Preferred Stock shall be entitled to receive, for each share thereof, out of assets of the Corporation legally available therefor, a preferential amount in cash equal to (and not more than) the Stated Value. All preferential amounts to be paid to the holders of Series C Preferred Stock in connection with such liquidation, dissolution or winding up shall be paid before the payment or setting apart for payment of any amount for, or the distribution of any assets of the Corporation to the holders of (i) any other class or series of capital stock whose terms expressly provide that the holders of Series C Preferred Stock should receive preferential payment with respect to such distribution (to the extent of such preference) and (ii) the Corporation's common stock (the "Common Stock"). If upon any such distribution the assets of the Corporation shall be insufficient to pay the holders of the outstanding shares of Series C Preferred Stock (or the holders of any class or series of capital stock ranking on a parity with the Series C Preferred Stock as to distributions in the event of a liquidation, dissolution or winding up of the Corporation) the full amounts to which they shall be entitled, such holders shall share ratably in any distribution of assets in accordance with the sums which would be payable on such distribution if all sums payable thereon were paid in full.

(b) Any distribution in connection with the liquidation, dissolution or winding up of the Corporation, or any bankruptcy or insolvency proceeding, shall be made in cash to the extent possible. Whenever any such distribution shall be paid in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Board of Directors of the Corporation.

45

Section 4. Conversion.

(a)  Conversion Right. Each holder of Series C Preferred Stock may, from time to time, convert any or all of such holder's shares of Series C Preferred Stock into fully paid and non-assessable shares of Common Stock in an amount equal to ten shares of Common Stock for each one share of Series C Preferred Stock surrendered (the "Converted Common Stock").

(b) Conversion Procedure. In order to exercise the conversion privilege under this Section 4, the holder of any shares of Series C Preferred Stock to be converted shall give written notice to the Corporation at its principal office that such holder elects to convert such shares of Series C Preferred Stock or a specified portion thereof into shares of Common Stock as set forth in such notice. At such time as the certificate or certificates representing the Series C Preferred Stock which has been converted are surrendered to the Corporation, the Corporation shall issue and deliver a certificate or certificates representing the number of shares of Common Stock determined pursuant to this Section 4. In case of conversion of only a part of the shares of Series C Preferred Stock represented by a certificate surrendered to the Corporation, the Corporation shall issue and deliver a new certificate for the number of shares of Series C Preferred Stock which have not been converted. Until such time as the certificate or certificates representing Series C Preferred Stock which has been converted are surrendered to the Corporation and a certificate or certificates representing the Common Stock into which such Series C Preferred Stock has been converted have been issued and delivered, the certificate or certificates representing the Series C Preferred Stock which have been converted shall represent the shares of Common Stock into which such shares of Series C Preferred Stock have been converted. The Corporation shall pay all documentary, stamp or similar issue or transfer tax due on the issue of shares of Common Stock issuable upon conversion of the Series C Preferred Stock

(c)  Maximum Conversion. Notwithstanding anything to the contrary contained herein and subject to Section 4(d), a holder of shares of Series C Preferred Stock shall not be entitled to convert shares of Series C Preferred Stock if upon such conversion the number of shares of Common Stock to be received, together with the number of shares of Common Stock beneficially owned by the holder and its affiliates on the conversion date, would result in beneficial ownership by the holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock of the Corporation on such conversion date (the "Beneficial Ownership Limitation"). For the purposes of the provision in the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder. The holder shall have the authority and obligation to determine whether the restriction contained in this Section 4(c) will limit any conversion hereunder and to the extent that the holder determines that the limitation contained in this Section applies, the determination of the number of shares of Series C Preferred Stock that are convertible shall be the responsibility and obligation of the holder. By written notice to the Company, any Holder may increase or decrease the Beneficial Ownership Limitation to any other percentage not in excess of 9.99% specified in such notice; provided that (i) any such increase will not be effective until the 61st day after such notice is delivered to the Company, and (ii) any such increase or decrease will apply only to such Holder sending such notice and not to any other Holder.

(d)  Waiver of Beneficial Ownership Limitation. If the holder was a party to that certain Securities Purchase Agreement by and between the Corporation and certain investors dated as of February 26, 2016, the holder shall be entitled to, at its option, waive the Beneficial Ownership Limitation upon written notice to the Corporation pursuant to Section 5(o) of the Securities Purchase Agreement.

Section 5. Voting.

(a) Except as otherwise required by law or the conversion limitations of Section 4(c), the holders of shares of Series C Preferred Stock shall vote together with the holders of Common Stock on all matters and shall not vote as a separate class. From February 26, 2016 through February 25, 2017, (i) a holder of shares of Series C Preferred Stock shall be entitled to that number of votes, on a pro rata basis with all other holders of Series C Preferred Stock, equal to that number of common shares which is not less than 51% of the vote required to approve any action, which Nevada law provides may or must be approved by vote or consent of the holders of other series of voting preferred shares and the holders of common shares or the holders of other securities entitled to vote and (ii) for purposes of determining a quorum for any annual or special meeting of shareholders, the outstanding shares of Series C Preferred Stock Shares shall be included and shall be deemed as the equivalent of 51% of the aggregate of all shares of Common Stock and preferred stock having voting rights on the issues, represented at and entitled to vote at such meetings.

46

(b) Following February 28, 2017, and subject to the conversion limitations of Section 4, (i) each holder of Series C Preferred Stock shall be entitled to vote on all matters submitted to shareholders of the Corporation and shall be entitled to ten votes for each share of Series C Preferred Stock owned on the record date for the determination of shareholders entitled to vote on such matter or, if no such record date is established, on the date such vote is taken or any written consent of shareholders is solicited and (ii) for purposes of determining a quorum for any annual or special meeting of shareholders, each outstanding share of Series C Preferred Stock Shares shall be included and shall be deemed as the equivalent of one share of Common Stock.

Section 6. Other Provision; The Corporation and its transfer agent, if any, for the Series C Preferred Stock may deem and treat the record holder of any shares of Series C Preferred Stock and, upon conversion of the Series C Preferred Stock, the Converted Common Stock, as reflected on the books and records of the Corporation as the sole true and lawful owner thereof for all purposes, and neither the Corporation nor any such transfer agent shall be affected by any notice to the contrary.

Section 7. Restriction and Limitations. Except as expressly provided herein or as required by law, so long as any shares of Series C Preferred Stock remain outstanding, the Corporation shall not, without the vote or written consent of the holders of at least a majority of the then outstanding shares of the Series C Preferred Stock, take any action which would adversely and materially affect any of the preferences, limitations or relative rights of the Series C Preferred Stock, including without limitation:

(A)  Reduce the amount payable to the holders of Series C Preferred Stock upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, or change the relative seniority of the liquidation preferences of the holders of Series C Preferred Stock to the rights upon liquidation of the holders of any other capital stock in the Corporation; or

(B) Cancel or modify adversely and materially the voting rights as provided in Section S herein.

Section 8. Certain Adjustments.

(a)  Stock Dividends and Stock Splits. If the Corporation, at any time while the Series C Preferred Stock is outstanding: {A) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation pursuant to the Series C Preferred Stock), (B) subdivide outstanding shares of Common Stock into !I larger number of shares, (C) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issue by reclassification of shares. of the Common Stock any shares of capital stock of the Corporations, each share of Series C Preferred Stock shall receive such consideration as if such number of shares of Series C Preferred Stock had been, immediately prior to such foregoing dividend, distribution, subdivision, combination or reclassification, the holder of one share of Common Stock. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

(b) Fundamental Transaction. if, at any time while the Series C Preferred Stock is outstanding, (A) the Corporation effects any merger or consolidation of the Corporation with or into another Person, (B) the Corporation effects any sale of all or substantially all of its assets in one transaction or a series of related transactions, (C) any tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Corporation effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a "Fundamental Transaction"), then, upon any subsequent conversion of this Series C Preferred Stock, the holders of the Series C Preferred Stock shall have the right to receive, for each share of Common Stock that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been immediately prior to such Fundamental Transaction, the holder of one share of Common Stock. For purposes hereof, "Person" shall mean any individual, entity or group within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934, as amended.

47

IN WITNESS WHEREOF, the undersigned have executed this Certificate of Designation this 29th day of February, 2016.

MEDICAL ALARM CONCEPTS HOLDING, INC.

By: /s/ Ronnie Adams
Name: Ronnie Adams
Title: Chief Executive Officer

48

Feb 14 14 08:05p CHF Solutions 484-300-4448 p.1

090301

090301

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Certificate of Change Pursuant to NRS 78.209

Filed in the Office of	Business Number E0357342008-2
	Filing Number 20140114682-69
Secretary of State	Filed On 02/14/2014
State Of Nevada	Number of Pages 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Change filed Pursuant to NRS 78.209
For Nevada Profit Corporations

1. Name of corporation:

Medical Alarm Concepts Holdings, Inc.

2. The board of directors have adopted a resolution pursuant to NRS 78.209 and have obtained any required approval of the stockholders.

3. The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change:

Common: 1,400,000,000 Par $0.0001
Preferred Series A: 80,000,000 Par $0.001
Preferred Series B: 50,000,000 Par $0.0001

4. The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change:

Common: 20,000,000 Par $0.0001
Preferred Series A: 100,000 Par $0.0001
Preferred Series B: 625,000 Par $0.0001

5. The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:

Common: 5,518,541
Preferred Series A: 688
Preferred Series B: 16,657

6. The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:

Round up to nearest share

7. Effective date and time of filing: (optional) Date: Time:

8. Signature: (required)

X

Signature of Officer

CEO - PRES

Title

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Stock Split
Revised: 8-31-11

Filed in the Office of Secretary of State State Of Nevada Business Number E0357342008 - 2 Filing Number 20140114682 - 69 Filed On 02/14/2014 Number of Pages 1

49

090201

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the Office of	Business Number E0357342008-2
	Filing Number 20130381702-47
Secretary of State	Filed On 06/07/2013
State Of Nevada	Number of Pages 1

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of corporation:

Medical Alarm Concepts Holding, Inc.

Amendment 1 to the Amendment to the Articles of Incorporation filed with the Secretary of State of Nevada on October 16, 2009 is amended as follows:

The total number of common stock authorized that may be issued by the Corporation is 1,400,000,000 (One Billion Four Hundred Million) shares with a par value of $0.0001.

4. Effective date and time of filing: (optional) Date: June 7, 2013 Time:

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Amend Profit-After
Revised: 8-31-11

Filed in the Office of Secretary of State State Of Nevada Business Number E0357342008 - 2 Filing Number 20130381702 - 47 Filed On 06/07/2013 Number of Pages 1

50

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT AND STATE BUSINESS LICENSE APPLICATION OF:

Medical Alarm Concepts Holding, Inc.
NAME OF CORPORATION

FILE NUMBER: E0357342008-2

FOR THE FILING PERIOD OF: 06/2011 TO 05/2013

YOU MAY FILE THIS FORM ONLINE AT www.nvsos.gov

This entity's duly appointed registered agent in the State of Nevada upon whom process can be served is:

National Registered Agents, Inc. of NV
1000 East William Street, Suite 204
Carson City, NV 89701

A FORM TO CHANGE REGISTERED AGENT INFORMATION IS FOUND AT: www.nvsos.gov

Filed in the Office of	Business Number E0357342008-2
	Filing Number 20120722269-03
Secretary of State State Of Nevada	Filed On 10/25/2012
	Number of Pages 1

ABOVE SPACE IS FOR OFFICE USE ONLY

USE BLACK INK ONLY - DO NOT HIGHLIGHT

[X] Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

IMPORTANT: Read instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An Officer must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the completed form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. Ordering Copies: If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A copy fee of $2.00 per page is required for each additional copy generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW

[ ] Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code: [ ]

NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.

[ ] This corporation is a publicly traded corporation. The Central Index Key number is: [ ]

[ ] This publicly traded corporation is not required to have a Central Index Key number.

NRS 76.020 Exemption Codes
001 - Governmental Entity
005 - Motion Picture Company
006 - NRS 680B.020 Insurance Co.

NAME	TITLE(S)		
Ronald Adams	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
200 West Church Road, Suite B	King of Prussia	PA	19406
NAME	TITLE(S)		
Allen Polsky	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
200 West Church Road, Suite B	King of Prussia	PA	19406
NAME	TITLE(S)		
Ronald Adams	TREASURER (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
200 West Church Road, Suite B	King of Prussia	PA	19406
NAME	TITLE(S)		
Ronald Adams	DIRECTOR		
ADDRESS	CITY	STATE	ZIP CODE
200 West Church Road, Suite B	King of Prussia	PA	19406

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS Chapter 76 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X

Signature of Officer

Title: President

Date: 10/23/2012

Nevada Secretary of State Annual List Profit
Revised 3-8-12

Filed in the Office of Secretary of State State Of Nevada Business Number E0357342008 - 2 Filing Number 20120722269 - 03 Filed On 10/25/2012 Number of Pages 1

51

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

090401

Filed in the Office of	Business Number E0357342008-2
[signature]	Filing Number 20100144549-90
Secretary of State	Filed On 03/08/2010
State Of Nevada	Number of Pages 1

Certificate of Correction

(PURSUANT TO NRS CHAPTERS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A, 89 AND 92A)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Correction

(Pursuant to NRS Chapters 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A, 89 and 92A)

1. The name of the **entity** for which correction is being made:

Medical Alarm Concepts Holding, Inc.

2. Description of the original document for which correction is being made:

Amendment to the Articles of Incorporation

3. Filing date of the original document for which correction is being made: 10/16/2009

4. Description of the inaccuracy or defect.

Authorized shares of preferred stock 80,000,000 shares, par value $0.0001.

5. Correction of the inaccuracy or defect.

Authorized shares of preferred stock is 100,000,000 shares, par value $0.0001.

6. Signature:

X [signature] Title* PRESIDENT Date 3/8/2010

Authorized Signature

* If entity is a corporation, it must be signed by an officer if stock has been issued, OR an incorporator or director if stock has not been issued; a limited-liability company, by a manager or managing members; a limited partnership or limited-liability limited partnership, by a general partner; a limited-liability partnership, by a managing partner; a business trust, by a trustee.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Correction
Revised: 8-28-09

Filed in the Office of Secretary of State State Of Nevada Business Number E0357342008 - 2 Filing Number 20100144549 - 90 Filed On 03/08/2010 Number of Pages 1

52

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Certificate of Designation
(PURSUANT TO NRS 78.1955)

Filed in the Office of	Business Number E0357342008-2
	Filing Number 20090745951-82
Secretary of State	Filed On 10/19/2009
State Of Nevada	Number of Pages 9

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Designation For Nevada Profit Corporations (Pursuant to NRS 78.1955)

1. Name of corporation:

MEDICAL ALARM CONCEPTS HOLDING, INC.

2. By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.

3. Effective date of filing: (optional)

4. Signature: (required)

X

Signature of Officer

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Stock Designation
Revised: 3-6-09

Filed in the Office of Secretary of State State Of Nevada Business Number E0357342008 - 2 Filing Number 20090745951 - 82 Filed On 10/19/2009 Number of Pages 9

53

CERTIFICATE OF DESIGNATIONS,

PREFERENCES, RIGHTS AND LIMITATIONS

OF

SERIES B CONVERTIBLE PREFERRED STOCK

1. Designation. The designation of the series of preferred stock created hereby shall be "Series B Preferred Stock" (the "Series B Preferred") and the number of shares constituting the Series B Preferred shall be 50,000,000 shares, par value $0.0001 per share.

2. Redemption: Liquidation Preference. The Series B Preferred shall, in respect of the right to participate in distributions or payments in the event of any liquidation, dissolution or winding up, voluntary or involuntary, of the Company (a "Liquidation Event"), rank (a) senior to the Company's common stock, par value $0.0001 per share (the "Common Stock"), and to any other class or series of stock issued by the Company not designated as ranking senior to or pari passu with the Series B Preferred in respect of the right to participate in distributions or payments upon a Liquidation Event (the "Junior Stock"); and (b) pari passu with any other class or series of stock of the Company, the terms of which specifically provide that such class or series shall rank pari passu with the Series B Preferred in respect of the right to participate in distributions or payments upon a Liquidation Event. No shares of Series B Preferred may be redeemed by the Company without the express written consent of each holder of such shares (all references herein to "holder" or "Holder" meaning a holder of shares of Series B Preferred Stock, unless otherwise specified), provided or withheld in such holder's sole discretion. In the event of the liquidation, dissolution or winding up of the affairs of the Company, whether voluntary or involuntary, the holders of shares of Series B Preferred then outstanding shall be entitled to receive, out of the assets of the Company available for distribution to its stockholders, an amount equal to $0.02 per share (such amount, the "Liquidation Preference Amount") before any payment shall be made or any assets distributed to the holders of the Common Stock or Junior Stock. In the event of such a liquidation, dissolution or winding up, the Company shall provide to each holder of shares of the Series B Preferred notice of such liquidation, dissolution or winding up, which notice shall (i) be sent at least fifteen (15) days prior to the termination of the Conversion Rights (or, if the Company obtains lesser notice thereof, then as promptly as possible after the date that it has obtained notice thereof) and (ii) state the amount per share of the Series B Preferred that will be paid or distributed on such liquidation, dissolution or winding up, as the case may be. If the assets of the Company shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the Holders shall be distributed among the Holders ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full. In the event the assets of the Company available for distribution to the holders of shares of Series B Preferred upon the occurrence of a Liquidation Event shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to this Section 2, no such distribution shall be made on account of any shares of any other class or series of capital stock of the Company ranking on a parity with the shares of Series B Preferred upon the occurrence of such Liquidation Event unless proportionate distributive amounts shall be paid on account of the shares of Series B Preferred, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon the occurrence of such Liquidation Event. At the election of a Holder made by written notice delivered to the Company at least two (2) business days prior to the effective date of the subject transaction, as to the shares of Series B Preferred Stock held by such Holder, a Reorganization shall be treated as a Liquidation Event as to such Holder.

3. Dividends. The Series B Preferred will not be entitled to dividends unless the Company pays dividends, in cash or other property, to holders of outstanding shares of Common Stock, in which event each outstanding share of the Series B Preferred will be entitled to receive dividends of cash or property, out of any assets legally available therefor, in an amount or value equal to the amount of dividends, per share of Series B Preferred, as would have been payable on the number of shares of Common Stock into which each share of the Series B Preferred would be convertible, if such shares of the Series B Preferred had been converted to Common Stock as of the record date for the determination of holders of Common Stock entitled to receive such dividends (the "Dividends"). Any dividend payable to the Series B Preferred will have the same record and payment date and terms as the dividend payable on the Common Stock.

54

4. Conversion.

(a)   Conversion by the Holders. The holders of the Series B Preferred shall be entitled to have the following conversion rights (the "Conversion Rights"):

(i) Right to Convert. At any time on or after the date of issuance, the holder of any such shares of Series B Convertible Preferred Stock may, at such holder's option, elect to convert (a "Conversion") all or any portion of the shares of Series B Preferred Stock held by such person into a number of fully paid and non-assessable shares of Common Stock on a 1:1 basis, subject to any volume limitation or other limitations as provided herein.

(ii) Mechanics of Conversion. The Conversion of the Series B Preferred shall be conducted in the following manner.

(A) Holder's Delivery Requirements. To convert the Series B Preferred into full shares of Common Stock on any date (a "Conversion Date"), the holder thereof shall (x) transmit by facsimile (or otherwise deliver), for receipt on or prior to 5:00 p.m., New York time on such date, a copy of a fully executed notice of conversion in the form attached hereto as Exhibit I (the "Conversion Notice"), in accordance with the notice provisions set forth in Section 12 hereof, to the Company, with a copy to Anslow & Jaclin, LLP 195 Route 9 South, Manalapan, New Jersey 07726, Attention: Eric M. Stein, and (y) surrender to a common carrier for delivery to the Company as soon as practicable following such Conversion Date the original certificates representing the shares of the Series B Preferred being converted (or an indemnification undertaking with respect to such shares in the case of their loss, theft or destruction) (the "Preferred Stock Certificates") and the originally executed Conversion Notice.

(B) Company's Response. Upon receipt by the Company of a facsimile copy of a Conversion Notice, the Company shall send, via facsimile, a confirmation of receipt of such Conversion Notice to such holder. The Company or its designated transfer agent (the "Transfer Agent"), as applicable, shall, within five (5) business days following the date of such receipt, issue and deliver to the holder one or more certificates in the name of the holder or its designees representing the number of shares of Common Stock to which the holder shall be entitled.

(C) Converted Common Stock Held in Book-Entry Form. If the holder specifies in the Conversion Notice that instead of receiving certificates representing Common Stock as described above in this Section 4(a)(ii)(B), it prefers to receive the shares due to it upon conversion in book entry form, then instead of issuing such certificates, the Company or the Transfer Agent shall issue and deliver to the Depository Trust Company ("DTC") account on the holder's behalf, via the Deposit Withdrawal Agent Commission System ("DWAC"), registered in the name of the holder or its designee, the number of shares of Common Stock to which the holder shall be entitled, according to instructions received in or with the Conversion Notice. Notwithstanding the foregoing, the Company or its Transfer Agent shall only be obligated to issue and deliver shares to DTC on a holder's behalf via DWAC if a registration statement providing for the resale of the shares of Common Stock issuable upon conversion of the Series B Preferred (a "Registration Statement") is effective.

If the number of shares of the Series B Preferred represented by the Preferred Stock Certificate(s) submitted by a holder for conversion is greater than the number of shares of the Series B Preferred being converted, then the Company shall, as soon as practicable and m no event later than five (5) business days after receipt of the Preferred Stock Certificate(s) and at the Company's expense, issue and deliver to the holder a new Preferred Stock Certificate representing the number of shares of the Series B Preferred not converted.

55

(D) Dispute Resolution. In the case of a dispute as to the arithmetic calculation of the number of shares of Common Stock to be issued upon conversion, the Company shall, or shall cause its Transfer Agent to promptly issue to the holder the number of shares of Common Stock that is not disputed and shall submit the arithmetic calculations to the holder via facsimile as soon as possible, but in no event later than three (3) business days after receipt of such holder's originally executed Conversion Notice. If such holder and the Company are unable to agree upon the arithmetic calculation of the number of shares of Common Stock to be issued upon such conversion within one (I) business day of such disputed arithmetic calculation being submitted to the holder, then the Company shall within one (1) business day submit via facsimile the disputed arithmetic calculation of the number of shares of Common Stock to be issued upon such conversion to the Company's independent, outside accountant. The Company shall cause the accountant to perform the calculations and notify the Company and the holder of the results no later than seventy-two (72) hours from the time the accountant received the disputed calculations. Such accountant's calculation shall be binding upon all parties absent manifest error. The reasonable expenses of such accountant in making such determination shall be paid by the Company. The period of time in which the Company is required to effect conversions or redemptions under this Certificate of Designations shall be tolled with respect to the subject conversion or redemption pending resolution of any dispute by the Company made in good faith and in accordance with this Section 4(a)(ii)(D).

(E) Record Holder. The person or persons entitled to receive the shares of Common Stock issuable upon a conversion of the Series B Preferred shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date; except that in the case of a dispute as to the arithmetic calculation of the number of shares of Common Stock to be issued upon a Conversion, such person or persons will not be treated as the record holder or record holders of such shares unless the dispute is resolved in their favor in accordance with Section 4(a)(ii)(D) above.

(F) Company's Failure to Timely Convert. Subject to the terms and conditions of this Certificate of Designations, if within five (5) business days of the Company's receipt of the facsimile copy of the executed Conversion Notice (the fifth of such five days, the "Delivery Date") the Company fails (x) to issue and deliver to a holder, in accordance with Section 4(a)(ii)(B) hereof, the number of shares of Common Stock to which such holder is entitled upon such holder's conversion of the Series B Preferred or (y) to issue a new Preferred Stock Certificate representing the number of shares of the Series B Preferred to which such holder is entitled pursuant to Section 4(a) (the "Conversion Failure"), then in addition to all other available remedies which such holder may pursue hereunder and under the Series B Preferred Convertible Preferred Stock Purchase Agreement (the "Purchase Agreement") to be entered into among the Company and the initial holders of the Series B Preferred (including indemnification pursuant to Section 6 thereof), the Company shall pay additional damages to such holder on each business day after the Delivery Date (until such shares of Common Stock and a Preferred Stock Certificate, as applicable, are delivered) in an amount equal to 1.0% of the product of (A) the sum of the number of shares of Common Stock not issued to the holder on a timely basis pursuant to Section 4(a) to which such holder is entitled and, in the event the Company has failed to deliver a Preferred Stock Certificate to the holder on a timely basis pursuant to Section 4(a)(ii)(B) the number of shares of Common Stock issuable upon Conversion of the shares of the Series B Preferred represented by such Preferred Stock Certificate, as of the last possible date which the Company could have issued such Preferred Stock Certificate to such holder without violating Section 4(a)(ii)(B) and (B) the Closing Bid Price (as defined below) of the Common Stock on the last possible date which the Company could have issued such Common Stock or such Preferred Stock Certificate, as the case may be, to such holder without violating Section 4(a)(ii)(B). The term "Closing Bid Price" shall mean, for any security as of any date, the last closing bid price of such security on the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select or any successor market thereto (collectively, "Nasdaq"), AMEX or any successor market thereto, NYSE or any successor market thereto (together with Nasdaq and AMEX, each a "National Stock Exchange"), OTC Bulletin Board or other principal exchange on which such security is traded as reported by Bloomberg, or, if no closing bid price is reported for such security by Bloomberg, the last closing trade price of such security as reported by Bloomberg, or, if no last closing trade price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Bid Price cannot be calculated for such security on any date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as mutually determined by the Company and the holders of a majority of the outstanding shares of the Series B Preferred.

56

(G) Buy-In Rights. In addition to any other rights available to the holders of the Series B Preferred, if the Company fails to issue to a holder, on or before the Delivery Date and in accordance with Section 4(a)(ii)(B) hereof, the shares of Common Stock issuable upon a Conversion of the Series B Preferred to which such holder is entitled, and if after such date the holder is required by its broker to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the holder of the shares of Common Stock issuable upon a Conversion which the holder anticipated receiving upon such a Conversion (a "Buy-In"), then the Company shall (I) pay in cash to the holder the amount by which (x) the holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of shares of Common Stock issuable upon a Conversion that the Company was required to deliver to the holder in connection with the Conversion at issue by (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) not honor the conversion request and reinstate the shares of the Series B Preferred to such holder which were previously presented to the Company for Conversion. For example, if the holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted Conversion of 10,000 shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (1) of the immediately preceding sentence, the Company may choose to pay to the holder $1,000, at which point, under clause (2), the Company's obligation to issue such 10,000 shares of Common Stock being converted shall terminate and the Company shall be further obligated to reinstate the shares of Series B Preferred that would convert into the 10,000 shares of Common Stock. The holder shall provide the Company written notice indicating the amounts payable to the holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Company. Nothing herein shall limit a holder's right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing shares of Common Stock upon Conversion as required pursuant to the terms hereof.

5.        Voting Rights. The holders of shares of the Series B Preferred shall be entitled to the following voting rights:

(a) Holders of the Series B Preferred shall vote together as a separate class on all matters which impact the rights, value, or ranking of the Series B Preferred, as provided herein.

(b) Whenever holders of the Series B Preferred are required or permitted to take any action by vote, such action may be taken without a meeting on written consent, setting forth the action so taken and signed by the holders of the Series B Preferred having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. When voting as a separate class, each share of the Series B Preferred shall entitle the holder thereof to one vote.

(c) Holders of the Series B Preferred shall vote on an "as converted" basis (but taking into account the ownership percentage limitations herein), together with the Common Stock, as a single class, in actions required to have shareholder approval.

(d) So long as any shares of the Series B Preferred are outstanding, the Company shall not without first obtaining the approval (by vote or written consent, as provided by law) of the Majority Holders of the then outstanding shares of the Series B Preferred, voting as a separate class:

(i) in any manner authorize, issue or create (by reclassification or otherwise) any new class or series of shares having rights, preferences or privileges equal or senior to the Series B Preferred;

57

(ii) adversely alter or change the rights, preferences, designations or privileges of the Series B Preferred;

(iii) amend the Company's Certificate of Incorporation or By-Laws in a manner that adversely affects the rights, preferences, designations or privileges of the holders of the Series B Preferred;

(iv) increase or decrease the authorized number of shares of capital stock of the Company or otherwise reclassify the Company's outstanding securities;

(v) redeem, purchase or otherwise acquire (or pay into or set funds aside for a sinking fund for such purpose) any share or shares of preferred stock or Common Stock (other than in connection with a share repurchase program that has previously been disclosed to the holders of Series B Preferred and approved by the Board of Directors of the Company, which at such time of approval was an independent board and comprised of at least three(3) independent directors); provided, however, that this restriction shall not apply to the de minimus repurchases of shares of Common Stock from employees, officers, directors, consultants or other persons performing services for the Company or any subsidiary pursuant to agreements under which the Company has the option to repurchase such shares at cost upon the occurrence of certain events, such as the termination of employment, or through the exercise of any right of first refusal; and provided further that this restriction shall not apply to any Conversion, redemption or other acquisition of shares of the Series B Preferred pursuant to this Certificate of Designations; or

(vi) voluntarily file for bankruptcy, liquidate the Company's assets or make an assignment for the benefit of the Company's creditors.

(e) Except as set forth in this Certificate of Designations, the Series 8 Preferred shall have no other voting rights or other rights to consent to any matter to which stockholders of the Company may vote upon or consent to.

6. Conversion Restriction. Notwithstanding anything to the contrary set forth in this Certificate of Designations, at no time may a holder of shares of the Series B Preferred convert shares of the Series B Preferred if the number of shares of Common Stock to be issued pursuant to such Conversion would cause the number of shares of Common Stock owned by such holder and its affiliates at such time to equal or exceed, when aggregated with all other shares of Common Stock beneficially owned by such holder and its affiliates at such time, the number of shares of Common Stock which would result in such holder and its affiliates beneficially owning (as determined m accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules thereunder) in excess of 4.9% of the then issued and outstanding shares of Common Stock at such time; provided, however that upon a holder of the Series B Preferred providing the Company with sixty one (61) days notice (the "Waiver Notice") that such holder wishes to waive Section 7 of this Certificate of Designations with regard to any or all shares of Common Stock issuable upon a Conversion, this Section 7 shall be of no force or effect with regard to those shares of the Series B Preferred referenced in the Waiver Notice.

7. Inability to Fully Convert.

(a) Holder's Option if Company Cannot Fully Convert.

58

(i) If, upon the Company's receipt of a Conversion Notice after the initial issuance of the Series B Preferred, the Company cannot issue shares of Common Stock upon a Conversion because the Company does not have a sufficient number of shares of Common Stock authorized and available, then the Company shall issue as many shares of Common Stock as it is able to issue in accordance with such holder's Conversion Notice and, with respect to the unconverted Series B Preferred, the holder, solely at such holder's option, may (x) elect, within five (5) business days after receipt of notice from the Company thereof to: (A) require the Company to redeem from such holder those shares of Series B Preferred for which the Company is unable to issue Common Stock in accordance with such holder's Conversion Notice (such shares of the Series B Preferred, the "Nonconvertible Shares"; such redemption right, the "Mandatory Redemption") at a price per share payable in cash equal to one hundred thirty percent (130%) of the Liquidation Preference Amount (the "Mandatory Redemption Price"); or (B) void its Conversion Notice and retain or have returned, as the case may be, the shares of the Series B Preferred that were to be converted pursuant to such holder's Conversion Notice {provided that a holder's voiding its Conversion Notice shall not affect the Company's obligations to make any payments which have accrued prior to the date of such notice); or if applicable, (y) exercise its Buy In rights pursuant to and in accordance with the terms and provisions of Section 4(b)(vii) hereof.

(ii) If, upon the Company's receipt of a Conversion Notice after the initial issuance of the Series B Preferred, the Company cannot issue shares of Common Stock upon a Conversion because the Company, subsequent to the effective date of a Registration Statement, fails to have a sufficient number of shares of Common Stock registered for resale under the Registration Statement, then with respect to the shares of Series B Preferred that cannot be converted into registered shares of Common Stock, within five (5) business days after receipt of notice from the Company thereof, the holder may (i) void its Conversion Notice and retain or have returned, as the case may be, the shares of the Series B Preferred that were to be converted pursuant to such holder's Conversion Notice (provided that a holder's voiding its Conversion Notice shall not affect the Company's obligations to make any payments which have accrued prior to the date of such notice), or (ii) require the Company to issue unregistered shares of Common Stock in accordance with such holder's Conversion Notice and demand the Company file a registration statement to register the restricted shares in accordance with the terms of the Registration Statement.

(b) Mechanics of Fulfilling Holder's Election. The Company shall immediately send via facsimile to a holder of the Series B Preferred, upon receipt of a facsimile copy of a Conversion Notice from such holder which cannot be fully satisfied as described in Section 7(a) above, a notice of the Company's inability to fully satisfy such holder's Conversion Notice (the "Inability to Fully Convert Notice"). Such Inability to Fully Convert Notice shall indicate (i) the reason why the Company is unable to fully satisfy such holder's Conversion Notice, (ii) the number of shares of the Series B Preferred that cannot be converted and (iii) the applicable Mandatory Redemption Price, if applicable, pursuant to Sections 7(a)(i)(x) above. If applicable, such holder shall notify the Company of its election pursuant to Section 7(a) above by delivering written notice via facsimile to the Company ("Notice in Response to Inability to Convert").

(c) Payment of Redemption Price. If a holder shall elect to have its shares redeemed pursuant to Section 7(a)(i)(x) above, the Company shall pay the Mandatory Redemption Price to such holder within thirty (30) days of the Company's receipt of the holder's Notice in Response to Inability to Convert, provided, however that prior to the Company's receipt of the holder's Notice in Response to Inability to Convert the Company has not delivered a notice to such holder stating, to the satisfaction of the holder, that the event or condition resulting in the Mandatory Redemption has been cured and all shares of Common Stock issuable to such holder can and will be delivered to the holder in accordance with the terms of Section 4. Until the full Mandatory Redemption Price is paid to such holder, such holder may (i) void the Mandatory Redemption with respect to those shares of the Series B Preferred for which the full Mandatory Redemption Price has not been paid, and (ii) receive back such shares.

59

(d) Pro-rata Conversion and Redemption. In the event the Company receives a Conversion Notice from more than one holder of the Series B Preferred on the same day and the Company is able to convert and redeem some, but not all, of the Series B Preferred pursuant to this Section 7, the Company shall convert and redeem from each holder of the Series B Preferred electing to have the Series B Preferred converted and redeemed at such time an amount equal to such holder's pro-rata amount (based on the number shares of the Series B Preferred held by such holder relative to the number shares of the Series B Preferred outstanding) of all shares of the Series B Preferred being converted and redeemed at such time.

8. No Impairment. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Certificate of Designations and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Series B Preferred against impairment.

9. No Fractional Shares and Certificate as to Adjustments. No fractional shares shall be issued upon a Conversion, and the number of shares of Common Stock to be issued shall be rounded up to the nearest whole share. The number of shares issuable upon a Conversion shall be determined on the basis of the total number of shares of the Series B Preferred the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate Conversion.

10.   Notices of Record Date. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or any other right, the Company shall mail to each holder of the Series B Preferred, at least ten (10) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

11.   Notices. All notices, demands, consents, requests, instructions and other communications to be given or delivered or permitted under or by reason of the provisions of this Certificate of Designations shall be in writing and shall be deemed to be delivered and received by the intended recipient as follows: (i) if personally delivered, on the business day of such delivery (as evidenced by the receipt of the personal delivery service), (ii) if mailed certified or registered mail return receipt requested, two (2) business days after being mailed, (iii) if delivered by overnight courier (with all charges having been prepaid), on the business day of such delivery (as evidenced by the receipt of the overnight courier service of recognized standing), or (iv) if delivered by facsimile transmission, on the business day of such delivery if sent by 5:00 p.m. in the time zone of the recipient, or if sent after that time, on the next succeeding business day (as evidenced by the printed confirmation of delivery generated by the sending party's telecopier machine). If any notice, demand, consent, request, instruction or other communication cannot be delivered because of a changed address of which no notice was given (in accordance with this Section 12), or the refusal to accept same, the notice, demand, consent, request, instruction or other communication shall be deemed received on the third business day the notice is sent (as evidenced by a sworn affidavit of the sender). Any notice to be given to the holders of shares of the Series B Preferred shall be addressed to each such holder at its address appearing on the books of the Company.

12.   No Charge for Conversion, The issuance of certificates for shares of Common Stock upon a Conversion shall be made without charge to the converting holders for such certificates and without any tax in respect of the issuance of such certificates.

13.   Reservation of Shares. On and after the initial issuance of the Series B Preferred, the Company shall at all times reserve and keep available out of any stock held as treasury stock or out of its authorized but unissued Common Stock, or both, solely for the purpose of effecting a Conversion, no less than one hundred percent ( 100%) of the aggregate number of shares of Common Stock then issuable upon the Conversion of all outstanding shares of the Series B Preferred. The Company shall, as promptly as possible, in accordance with the laws of the State of Delaware and the federal securities laws, increase the authorized amount of its Common Stock if, at any time, the authorized amount of its Common Stock remaining unissued shall not be greater than 100% of the aggregate number of shares of Common Stock issuable upon the Conversion of all outstanding shares of the Series B Preferred.

60

14.  Return of Status as Authorized Shares. Upon a Conversion or any other redemption or extinguishment of the Series B Preferred, the shares converted, redeemed or extinguished will be cancelled (and may not be reissued as shares of the Series B Preferred) and automatically returned to the status of authorized and unissued shares of preferred stock, available for future designation and issuance pursuant to the terms of the Certificate of Incorporation.

15.  Amendment. This Certificate of Designations constitutes an agreement between the Company and the holders of the Series B Preferred. For as long as any shares of the Series B Preferred are outstanding, the terms hereof may be amended, modified, repealed or waived only by the affirmative vote or written consent of the Majority Holders of the then outstanding shares of the Series B Preferred, voting together as a class and series.

61

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Filed in the Office of	Business Number E0357342008-2
	Filing Number 20090744039-18
Secretary of State	Filed On 10/16/2009
State Of Nevada	Number of Pages 6

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of corporation:

MEDICAL ALARM CONCEPTS HOLDING, INC.

Pursuant to the stockholder consent, the board of directors is hereby authorized to issue the preferred stock and to fix the designations, preferences and rights of the preferred stock pursuant to a board resolution.

4. Effective date of filing (optional):

5. Officer Signature (Required): X

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State AM 78.385 Amend 2007
Revised on: 01/01/07

Filed in the Office of Secretary of State State Of Nevada Business Number E0357342008 - 2 Filing Number 20090744039 - 18 Filed On 10/16/2009 Number of Pages 6

62

UNANIMOUS CONSENT IN LIEU OF A SPECIAL

MEETING OF DIRECTORS OF

MEDICAL ALARM CONCEPTS HOLDINGS, INC.

The undersigned, being all of the directors of MEDICAL ALARM CONCEPTS HOLDINGS, INC., a corporation of the State of Nevada, (the "Corporation"), does hereby authorize and approve the actions set forth in the following resolutions without the formality of convening a meeting, and does hereby consent to the following action of this Corporation, which actions are hereby deemed effective as of the date hereof:

WHEREAS, it is deemed to be in the best interests of the Corporation and its shareholders that the Corporation take the following actions.

NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors of the Corporation hereby approves and authorizes the designation of the shares of the Corporation's Class B Preferred Stock (the "Series B Convertible Preferred Stock") to convert into shares of common stock, par value $0.0001, on a 1:1 basis and such Certificate of Designation is attached hereto as Exhibit A; and be it

RESOLVED FURTHER, that the Board of Directors of the Corporation hereby approves and authorizes the offer and sale, to "accredited investors", shares of Series B Convertible Preferred Stock in the aggregate principal amount of $415,000 at a price per share of $0.02 per share for the aggregate sale of 20,750,000 shares of Series B Convertible Preferred Stock; and be it

RESOLVED FURTHER, that, the Subscription Agreement, relating to the purchase and sale of the Series B Convertible Preferred Stock, in substantially the form attached hereto as Exhibit B (the "Subscription Agreement"), is hereby approved; that the Corporation is hereby authorized to execute, deliver and perform the Subscription Agreement; and, that, the officers of the Corporation are, and each individually acting alone is, hereby authorized and instructed, for and in the name of the Corporation, to execute and deliver the Subscription Agreement, with such changes thereto as the officers or officer executing the same shall approve, such approval to be conclusively evidenced by such officers' or officer's execution and delivery thereof; and be it

RESOLVED FURTHER, that, it is contemplated that the Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of providing for the conversion of the Notes and the exercise of the Warrants, such number of shares of Common Stock as shall from time to time equal the number of shares of Common Stock issuable upon exercise of the Warrants, and that each of the officers of the Corporation are, and each individually acting alone is hereby authorized and directed to all take steps necessary or advisable to effect the foregoing.

63

RESOLVED FURTHER, that, it is contemplated that the offer and sale of the Series B Convertible Preferred Stock, and issuance of Common Stock upon the conversion of the Series B Convertible Preferred Stock, shall be exempt from qualification under applicable state securities laws, and that the officers of this Corporation are, and each individually acting alone is, hereby authorized and directed to take any and all steps necessary or desirable to comply with the applicable legal requirements, including causing any required notice to be prepared, executed, and timely filed with the appropriate regulatory agencies; and be it

RESOLVED FURTHER, that, it is contemplated that the offer and sale of the Series B Convertible Preferred Stock, and issuance of the Common Stock upon conversion of the Series B Convertible Preferred Stock, shall be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), pursuant to Section 4(2) of the Securities Act, or Regulation D promulgated thereunder, as may be applicable, and that the officers of the Corporation are, and each individually acting alone is, hereby authorized and directed to take all steps necessary or desirable to qualify under an applicable exemption, including the filing of any Form D with the Securities and Exchange Commission ("SEC"); and be it

RESOLVED FURTHER, that, the officers of the Corporation be, and each individually acting alone is, hereby authorized, for and on behalf or the Corporation, to take or cause to be taken any and all actions, including, without limitation, the execution, acknowledgement, filing, amendment and delivery of any and all papers, agreements, documents, instruments and certificates, and the payment of such sums, as such officers or officer shall deem necessary or advisable, to carry out the purposes of the foregoing resolutions; and be it

RESOLVED FURTHER, that, any and all actions taken by the officers of the Corporation, or any of them, prior to the date of the foregoing resolutions adopted hereby, that are within the authority conferred thereby, are hereby ratified, confirmed and approved as the acts and deeds of the Corporation.

{The remainder of this page is left blank intentionally}

64

[Signature Page to Board Resolution]

The undersigned, by affixing their signatures hereto, do hereby consent to, authorize and approve the foregoing actions in their capacity as the directors of MEDICAL ALARM CONCEPTS HOLDING, INC.

Dated: October __, 2009

/s/ Howard Teicher	/s/ Ronnie Adams
HOWARD TEICHER	RONNIE ADAMS

65

MAJORITY WRITTEN CONSENT

IN LIEU OF A MEETING OF

SHAREHOLDERS OF

MEDICAL ALARM CONCEPTS HOLDING, INC.

The undersigned, being a majority of the shareholders of Medical Alarm Concepts Holding, Inc. a Nevada corporation, (the "Corporation''), entitled to vote do hereby consent to, authorize and approve of the adoption of the following resolutions in lieu of a meeting of the shareholders of the Corporation, which actions are hereby deemed effective as of September 21, 2009:

RESOLVED, the shareholders hereby authorize the Corporation to file an amendment to its Articles of Incorporation increasing the number of its authorized common stock to 800,000,000 shares, par value $0.0001 per share and to increase its authorized shares of blank check preferred stock to 80,000,000 shares, par value $0.0001; and

RESOLVED, that each of the officers of the Corporation be, and each of them hereby is, authorized, empowered and directed, on behalf of the Corporation, to execute and deliver the documents covered by the preceding resolution with such changes, deletions, additions and modifications thereto as he shall approve, the execution and delivery of such documents to be conclusive evidence of such approval.

I

The undersigned. by affixing their signature hereto, do hereby consent to, authorize and approve the foregoing actions in their capacity as holders of a majority of the issued and outstanding shares of Medical Alarm Concepts Holding, Inc.

/s/ Howard Teicher

Howard Teicher

Number of Shares Held: 9,375,000

/s/ Ronnie Adams

Ronnie Adams

Number of Shares Held: 9,375,000

/s/ Paul Green

Paul Green

Number of Shares Held: 3,900,000

/s/ Allen Polsky

Allen Polsky

Number of Shares Held: 3,000,000

66

Number of Shares Outstanding: 45,259,400 as of September 21, 2009

Number of Consenting Shares: 25,650,000

Percent of Outstanding Shares Consenting: 56.7%

67

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Filed in the Office of	Business Number E0357342008-2
[signature]	Filing Number 20090700235-78
Secretary of State	Filed On 09/24/2009
State Of Nevada	Number of Pages 5

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of corporation:

MEDICAL ALARM CONCEPTS HOLDING, INC.

4. Effective date of filing (optional):

5. Officer Signature (Required): X [signature]

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State AM 78.385 Amend 2007
Revised on: 01/01/07

Filed in the Office of Secretary of State State Of Nevada Business Number E0357342008 - 2 Filing Number 20090700235 - 78 Filed On 09/24/2009 Number of Pages 5

68

UNANIMOUS CONSENT IN LIEU OF A SPECIAL

MEETING OF DIRECTORS OF

MEDICAL ALARM CONCEPTS HOLDING, INC.

The undersigned, being all of the directors of MEDICAL ALARM CONCEPTS HOLDING, INC., a corporation of the State of Nevada, (the "Corporation"), does hereby authorize and approve the actions set forth in the following resolutions without the formality of convening a meeting, and does hereby consent to the following action of this Corporation, which actions are hereby deemed effective as of the date hereof;

WHEREAS, it is deemed to be in the best interests of the Corporation and its shareholders that the Corporation take the following actions.

NOW, THEREFORE, BE IT RESOLVED, RESOLVED, the Board of Directors hereby authorizes the Corporation to file an amendment to its Articles of Incorporation increasing the number of its authorized common stock to 800,000,000 shares par value $.0001 per share; and

RESOLVED FURTHER, that, any and all actions taken by the officers of the Corporation, or any of them, prior to the date of the foregoing resolutions adopted hereby, that -are within the authority conferred thereby, are hereby ratified, confirmed and approved as the acts and deeds of the Corporation.

[The remainder of this page is left blank intentionally]

69

[Signature Page to Board Resolution]

The Undersigned, by affixing their signatures hereto, do hereby consent to, authorize and approve the foregoing actions in their capacity as the directors of MEDICAL ALARM CONCEPTS HOLDING, INC.

Dated: September 21, 2009

/s/ Howard Teicher	/s/ Ronnie Adams
HOWARD TEICHER	RONNIE ADAMS

70

MAJORITY WRITTEN CONSENT

IN LIEU OF A MEETING OF

SHAREHOLDERS OF

MEDICAL ALARM CONCEPTS HOLDING, INC.

The undersigned, being a majority of the shareholders of Medical Alarm Concepts Holding, Inc., a Nevada corporation. (the "Corporation''), entitled to vote do hereby consent to, authorize and approve of the adoption of the following resolutions in lieu of a meeting of the shareholders of the Corporation, which actions are hereby deemed effective as of September 21, 2009:

RESOLVED, the shareholders hereby authorize the Corporation to file an amendment to its Articles of Incorporation increasing the number of its authorized common stock to 800,000,000 shares par value $.0001 per share; and

RESOLVED, that each of the officers of the Corporation be, and each of them hereby is, authorized, empowered and directed, on behalf of the Corporation, to execute and deliver the documents covered by the preceding resolution with such changes, deletions, additions and modifications thereto as he shall approve, the execution and delivery of such documents to be conclusive evidence of such approval.

The undersigned, by affixing their signature hereto, do hereby consent to, authorize and approve the foregoing actions in their capacity as holders of a majority of the issued and outstanding shares of Medical Alarm Concepts, Holding, Inc.

/s/ Howard Teicher

Howard Teicher

Number of Shares Held: 9,375,000

/s/ Ronnie Adams

Ronnie Adams

Number of Shares Held: 9,375,000

/s/ Paul Green

Paul Green

Number of Shares Held: 3,900,000

/s/ Allen Polsky

Allen Polsky

Number of Shares Held: 3,000,000

71

Number of Shares Outstanding: 45,259,400 as of September 21, 2009

Number of Consenting Shares: 25,650,000

Percent of Outstanding Shares Consenting: 56.7%

72

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Filed in the Office of	Business Number E0357342008-2
	Filing Number 20080518956-04
Secretary of State	Filed On 08/04/2008
State Of Nevada	Number of Pages 4

Certificate of Designation

(PURSUANT TO NRS 78.1955)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Designation
For Nevada Profit Corporations
(Pursuant to NRS 78.1955)

1. Name of corporation:

Medical Alarm Concepts Holdings, Inc.

2. By resolution of the board of directors pursuant to a provision in the articles of incorporation, this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.

The undersigned, the Chief Executive Officer of Medical Alarm Concepts Holdings, Inc., a Nevada Corporation (the "Company"), in accordance with the provisions of the Nevada Revised Statutes, does hereby certify that, pursuant to the authority conferred upon the Board of Directors by the Articles of Incorporation of the Company, the following resolution creating a series of preferred stock, designated as Series A Convertible Preferred Stock, was duly adopted on May 29, 2008, as follows:

SEE ATTACHED

3. Effective date of filing (optional):

4. Officer Signature (Required): X ______________________

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Filed in the Office of Secretary of State State Of Nevada Business Number E0357342008 - 2 Filing Number 20080518956 - 04 Filed On 08/04/2008 Number of Pages 4

73

FORM

of

CERTIFICATE OF DESIGNATION

of

SERIES A CONVERTIBLE PREFERRED STOCK

of

MEDICAL ALARM CONCEPTS HOLDINGS, INC.

Medical Alarm Concepts Holdings, Inc., a corporation organized and existing under the Business Organization Laws of the State of Nevada, (hereinafter called the ''Corporation"'), hereby certifies that the following resolution was adopted by the Board of Directors of the Corporation as required by Nevada Corporate law at a meeting duly called and held on July 18, 2008;

RESOLVED: that pursuant to the authority granted to the Board of Directors of this Corporation ("hereinafter called the "Board of Directors" or the "Board in accordance with the provisions of the Certificate of Incorporation, the Board of Directors hereby designates specific attributes to its series of Preferred Stock, par value $0.0001 per share, of the Corporation, (The "Preferred Stock"). and hereby states the designation and number of shares. fixes the relative rights and preferences, and limitations thereof as follows:

Series A Convertible Preferred Stock:

Section 1. Designation and Amount.

The shares or such series shall be designated as "Series A Convertible Preferred Stock (the "Series A Preferred Stock") and the number of shares constituting the Series A Preferred Stock shall be Fifty Million 50,000,000 shares.

Section 2. Voting Rights.

The holders of Series A Preferred Stock shall have no voting rights.

Section 3. Right to Convert.

At any time on or after the Issuance Date. the holder of any such shares of Series A Convertible Preferred Stock may, at such holder's option, elect to convert (a "Conversion") all or any portion of the shares of Series A Preferred Stock held by such person into a number of fully paid and non-assessable shares of Common Stock on a 1:1 basis, provided however that any conversion of preferred shares would not cause the holder to own in the aggregate more than 4.99% of the issued and outstanding common stock of the Company. In the event of a liquidation dissolution or winding up of the Company, the Conversion Rights shall terminate at the close of business on the last full day preceding the date fixed for the payment or any such amounts distributable on such event to the holders of Series A Preferred Stock. In the event of such a redemption or liquidation, dissolution or winding up, the Company shall provide to each holder of shares of Series A Preferred Stock notice of such redemption or liquidation, dissolution or winding up, which notice shall (i) be sent at least fifteen (IS) days prior to the termination of the Conversion Rights (or, if the Company obtains lesser notice thereof, then as promptly as possible after the date that it has obtained notice thereof) and (ii) state the amount per share of Series A Preferred Stock that will be paid or distributed on such redemption or liquidation dissolution or winding up, as the case may be.

74

Section 5. Liquidation. Dissolution or Winding Up.

Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (J) to the holders of the shares of stock ranking junior (either as to dividends or upon liquidation. dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have Received $100 per share. plus an amount equal to accrued and unpaid dividends and distributions thereon. whether or not declared, to the date of such payment, provided that the holders of shares of Series A Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment herein set forth, equal to 10 times the aggregate to distributed per share to the holders of shares of Common Stock, or (2) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock., except distributions made ratably on the Series A Preferred stock and all such parity stock in the proportion to the total amount to which the holders of all such shares are entitled upon liquidation, dissolution or winding up.

Section 6. Consolidation, Merger, etc.

In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of common Stock are exchanged for or changed into other stock or securities, cash, and/or any other property. then in such case each share of Series A Preferred stock shall at the same time be similarly exchanged into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount of stock, securities and or other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged.

Section 7. No Redemption.

The shares of Series A Preferred Stock shall not be redeemable.

Section 8. Rank.

The Series A Preferred Stock, shall rank, with respect to the payment of dividends and the distribution of assets, senior to all series of any other class of the Corporation's Preferred and Common Stock.

Section 9. Amendment.

The Certificate of Incorporation shall not be amended in any manner which would materially alter or change the powers. preferences or special rights of the Series A Preferred stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock, voting together as a single class.

IN WITNESS WHEREOF, this Certificate of Designation is executed on behalf of the Corporation by its Chairman of the Board and attested by its Secretary this 18th of July, 2008.

/s/ Howard Teicher
HOWARD TEICHER

75

UNANIMOUS CONSENT IN LIEU OF A SPECIAL

MEETING OF DIRECTORS OF

MEDICAL ALARM CONCEPTS HOLDINGS, INC.

The undersigned, being all of the directors of MEDICAL ALARM CONCEPTS HOLDINGS, INC., a corporation of the s- of Nevada. (the "Corporation, does hereby authorize and approve the actions set forth in the following resolutions without the formality of convening a meeting, and does hereby consent to the following action of this Corporation, which actions are hereby deemed effective as of the date hereof.

RESOLVED, that the Corporation is hereby authorized to file the Certificate of Designation for the Series A Convertible Preferred Stock. in substantially the form attached as Exhibit A hereto, with the State of Nevada setting forth the rights and preferences thereto.

FURTHER RESOLVED, that each of the officers of the Corporation be, and they hereby are authorized and empowered to execute and deliver such documents, instruments and papers and to take any and all other action as they or any of them may deem necessary or appropriate for the purpose of carrying out the intent of the foregoing resolutions; and that the authority of such officers to execute and deliver any such documents, instruments and papers and to take any such other action shall be conclusively evidenced by their execution and delivery thereof or their taking thereof.

The undersigned, by affixing their signatures hereto, do hereby consent to, authorize and approve the foregoing actions in their capacity as the directors of MEDICAL ALARM CONCEPTS HOLDINGS, INC.

Dated; July 18, 2008

/s/ Howard Teicher

HOWARD TEICHER

/s/ Ronnie Adams

RONNIE ADAMS

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JUN/04/2008/WED 12:01 PM P. 002/006

ROSS MILLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Filed in the Office of	Business Number E0357512008-2
[signature]	Filing Number 20080381293-76
Secretary of State	Filed On 06/04/2008
State Of Nevada	Number of Pages 3

Articles of Incorporation

(PURSUANT TO NRS 78)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation:	Medical Alarm Concepts Holding, Inc.
2. Resident Agent Name and Street Address: (must be a Nevada address where process may be served)	Empire Stock Transfer, Inc. Name 2470 Saint Rose Pkwy, Suite 304 — Henderson — Nevada 89074 (MANDATORY) Physical Street Address — City — Zip Code (OPTIONAL) Mailing Address — City — State — Zip Code
3. Shares: (number of shares corporation is authorized to issue)	Number of shares with par value: 150,000,000 — Par value per share: $ .0001 — Number of shares without par value:
4. Names & Addresses of the Board of Directors/Trustees: (each Director/Trustee must be a natural person at least 18 years of age; attach additional page if more than 3 directors/trustees)	1. Howard Teicher Name 3605 Edgmont Avenue — Brookhaven — PA 19015 Street Address — City — State — Zip Code 2. Ronnie Adams Name 3605 Edgmont Avenue — Brookhaven — PA 19015 Street Address — City — State — Zip Code 3. Name Street Address — City — State — Zip Code
5. Purpose: (optional - see instructions)	The purpose of this Corporation shall be:
6. Name, Address and Signature of Incorporator: (attach additional page if more than 1 incorporator)	Patrick Mokros — X [signature] Name — Signature 2470 Saint Rose Pkwy, Suite 304 — Henderson — NV 89074 Address — City — State — Zip Code
7. Certificate of Acceptance of Appointment of Resident Agent:	I hereby accept appointment as Resident Agent for the above named corporation. X [signature] — June 6, 2008 Authorized Signature of R. A. or On Behalf of R. A. Company — Date

This form must be accompanied by appropriate fees.

Nevada Secretary of State Form 78 Articles 2007
Revised on: 01/01/07

Filed in the Office of Secretary of State State Of Nevada Business Number E0357342008 - 2 Filing Number 20080381293 - 76 Filed On 06/04/2008 Number of Pages 3

77

ARTICLES OF INCORPORATION

OF

MEDICAL ALARM CONCEPTS HOLDING, INC.

FIRST, The name of the Corporation is Medical Alarm Concepts Holding, Inc.

SECOND, The registered office of the corporation in the State of Nevada, is located at 2470 Saint Rose Pkwy Suite 304, Henderson, NV, 89074. The corporation may maintain an office, or offices, in such other places within or without the State of Nevada as may be from time to time designated by the Board of Directors or the By-Laws of the corporation. The corporation may conduct all corporation, business of every kind and nature outside the State of Nevada as well as within the State of Nevada.

THIRD. The objects for which this corporation is formed are to engage in any lawful activity.

FOURTH. The total number of common stock authorized that may be issued by the Corporation is one-hundred million (100,000,000) shores of common stock with a par value of one hundredth of one cent ($0.0001) per share and fifty million (50,000,000) shares of preferred stock with a par value of one hundredth of one cent ($0.0001) and no other class of stock shall be authorized. The corporation may from time issue said shares for such consideration as the Board of Directors may fix.

FIFTH. The governing board of the corporation shall be known as directors, and the number of directors may from time to time be increased or decreased in such manner as shall be provided by the By-Laws of this corporation, providing that the number of directors shall not be reduced to fewer than one (1). The first Board of Directors shall be two (2) in number and the name and post office address of the Directors is:

Director:	Howard Teichler
Director	Ronnie Adams
Address:	3605 Edgmont Avenue
Brookhaven, PA 19015

SIXTH. The capital stock of the corporation, after the amount of the subscription price or par value, has been paid in, shall not be subject to assessment to pay the debts of the corporation.

SEVENTH. The name and post office address of the Incorporator signing the Articles of Incorporation is as follows:

78

Name:	Patrick Mokos
Address:	2470 St. Rose Pkwy Ste 304
Henderson, NV 89074

EIGHTH. The Resident Agent for Uris corporation shall be Empire Stock Transfer Inc. The address of the Resident Agent and the registered or statutory address of this corporation in the State of Nevada all be: 2470 Saint Rose Pkwy Suite 304, Henderson NV 89074:

NINTH. The corporation is to have perpetual existence.

TENTH. The Board of Directors shall adopt the initial By-laws of the corporation. The Board of Directors shall also have the power to alter. amend or repeal the By-laws; or to adopt new By-laws, except as otherwise may be specifically provided in the By-laws:

ELEVENTH. The Board of Directors shall have the authority to open bank accounts and adopt banking resolutions on behalf of the corporation.

TWELFTH. No Director or Officer of the corporation shall be personally liable to the corporation or any of its stockholders for damages for breach of fiduciary duty as a Director or Officer involving any act or omission of any such Director or Officer, provided, however, that the foregoing provision shall not eliminate or limit the liability of a Director or Officer (i) for acts or omissions which involve intentional misconduct, fraud or a knowing violation of the law, or (ii) the payment of dividends in violation of Section 78.300 of the Nevada Revised Statutes. Any repeal or modification of Uris Article by the Stockholders of the corporation shall be prospective only, and shall not adversely affect any limitations on the personal liability of a Director or Officer of the corporation for acts or omissions prior to such repeal or modification.

THIRTEENTH. Toe corporation reserves the right to amend, alter, change or repeal any provision contained in the Articles of Incorporation, in the manner now or hereafter proscribed by statute, or by the Articles of Incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation.

I, the undersigned, being the Incorporator hereinbefore named for the purpose of forming a corporation pursuant to General Corporation Law of the State of Nevada, do make and file these Articles of Incorporation, hereby declaring and certifying that the facts herein stated are true, and accordingly have hereunto set my hand this June 4, 2008.

/s/ Patrick Mokros

Patrick Mokros

Incorporator